UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.            )

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

                                                                                WAUSAU PAPER CORP.

(Name of Registrant as Specified In Its Charter)

                                                                                    NOT APPLICABLE

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March 15, 2010

Dear Shareholder:

You are cordially invited to attend our annual meeting of shareholders to be held on April 22, 2010, at the Jefferson Street Inn, 201 Jefferson Street, Wausau, Wisconsin.  At the annual meeting, you will be asked to reelect Andrew N. Baur and Dennis J. Kuester as Class II directors.  You will also be asked to consider proposals to approve our 2010 stock incentive plan and to ratify the selection of our independent auditing firm.

Details on the time and place of the meeting, as well as information on matters to be voted on by shareholders and other customary and important disclosures, are set forth in the attached notice and proxy statement.

I look forward to seeing you at the annual meeting.  Whether or not you plan to attend, please sign and return the enclosed proxy so that your vote will be counted.

Sincerely,

Thomas J. Howatt

President and CEO

100 Paper Place

Mosinee, WI 54455-9099

wausaupaper.com

WAUSAU PAPER CORP.

100 Paper Place

Mosinee, Wisconsin 54455-9099

_____________________

Notice of Annual Meeting of Shareholders

_____________________

The annual meeting of shareholders of Wausau Paper Corp. will be held at the Jefferson Street Inn, 201 Jefferson Street, Wausau, Wisconsin, on Thursday, April 22, 2010, at 1:30 p.m., local time.  The following proposals will be considered by shareholders at the annual meeting:

1.

Election of two Class II directors;

2.

Approval of the Wausau Paper Corp. 2010 Stock Incentive Plan;

3.

Ratification of the audit committee’s selection of Deloitte & Touche LLP as our independent auditor for the 2010 fiscal year; and

4.

Any other business that properly comes before the meeting.

The record date for determining the holders of common stock entitled to notice of and to vote at the annual meeting or any adjournment thereof is the close of business on February 16, 2010.

March 15, 2010

Scott P. Doescher

Secretary

Please promptly vote, sign, date, and return the enclosed proxy in the enclosed envelope.

Proxy Statement for

Wausau Paper Corp.

Annual Meeting of Shareholders to be held April 22, 2010

Table of Contents

Page No.

Solicitation of Proxies

1

Voting Procedures

1

Your Vote

1

Shareholders Entitled to Vote

1

Quorum, Required Vote, and Related Matters

2

Corporate Governance

2

Available Corporate Governance Documents

2

Director Independence

3

Review, Approval, or Ratification of Related Party Transactions

3

Committees of the Board

4

Board Meetings and Director Communication

4

Board Oversight of Risk

5

Proposal No. 1 – Election of Directors

5

General Information

5

Election Procedures, Nominees, and Board Recommendation

6

Director Compensation for 2009

8

Stock Ownership

10

Stock Ownership of Directors, Executive Officers, and 5% Shareholders

10

Section 16(a) Beneficial Ownership Reporting Compliance

11

Report of the Audit Committee and Related Matters

12

Audit Committee Report

12

Audit Committee Pre-Approval Policies

13

Independent Auditor and Fees

13

Executive Compensation

14

Compensation Discussion and Analysis

14

Compensation Committee Report

20

Summary Compensation Table for 2009

21

Grants of Plan-Based Awards for 2009

22

Outstanding Equity Awards at Fiscal Year-End 2009

24

Option Exercises and Stock Vested in 2009

25

Pension Benefits for 2009

25

Nonqualified Deferred Compensation for 2009

26

Termination and Change in Control Arrangements

27

-i-

Proposal No. 2 – Approval of 2010 Stock Incentive Plan

28

Adoption and Purpose of the 2010 Plan

28

Background Regarding the Proposal

28

Certain Provisions Included in the 2010 Plan

29

Administration and Grants of Awards

29

Persons Eligible to Receive Awards

29

Awards under the 2010 Plan

30

Performance Goals

31

Federal Income Tax Consequences

31

Shares Available for Awards under 2010 Plan

32

Change of Control

33

Amendment and Termination of the 2010 Plan

33

Section 409A of the Code

33

Vote Required for Approval of the 2010 Plan

34

Proposal No. 3 – Ratification of Selection of Auditors

34

Other Matters

34

Costs of Solicitation

34

Proxy Statement and Other Shareholder Proposals

34

Householding of Annual Meeting Materials

35

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on April 22, 2010  35

Appendix A – Categorical Standards for Determination of Director Independence

A-1

Appendix B – 2010 Stock Incentive Plan

B-1

-ii-

March 15, 2010

Wausau Paper Corp.

100 Paper Place

Mosinee, Wisconsin  54455-9099

wausaupaper.com

Solicitation of Proxies

We are providing these proxy materials in connection with the solicitation of proxies by the Board of Directors of Wausau Paper Corp. for use at the 2010 annual meeting of shareholders, including any adjournment thereof.  The annual meeting will be held at 1:30 p.m. on April 22, 2010, at the Jefferson Street Inn, 201 Jefferson Street, Wausau, Wisconsin.

Voting Procedures

Your Vote

Your vote is important.  Whether or not you plan to attend the annual meeting, please sign, date, and return the enclosed proxy promptly in order to be sure that your shares are voted.  You may revoke your proxy at any time before it is voted by giving written notice to the Secretary of the Company at our principal office in Mosinee, Wisconsin, by filing another duly executed proxy bearing a later date with the Secretary, or by giving oral notice at the annual meeting.

All shares represented by your properly completed proxy will be voted in accordance with your instructions if your proxy has been submitted to us prior to the meeting and has not been revoked.  If you do not indicate how your shares should be voted on a proposal, the shares represented by your properly completed proxy will be voted as the Board recommends.

If any matters other than those described in this proxy statement are properly presented at the annual meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the persons named as proxies in the proxy form furnished to you by the Board will have discretion to vote on those matters according to their best judgment to the same extent as you would be entitled to vote.  As of the date of this proxy statement, we do not anticipate that any other matters will be presented to the annual meeting.

Shareholders Entitled to Vote

General.  Shareholders at the close of business on the record date, February 16, 2010, are entitled to notice of and to vote at the annual meeting.  Each share is entitled to one vote on each proposal properly brought before the annual meeting.  Votes cast by proxy or in person at the annual meeting will be tabulated by an inspector of elections appointed by the Board.  On the record date, there were 49,016,063 shares of common stock outstanding.

“Street Name” Accounts.  If you hold shares in “street name” with a broker, bank, or other custodian, you will receive voting instructions from the holder of record of your shares.  In some cases, a broker may be able to vote your shares even if you provide no instructions, but on other matters, such as the election of directors, your broker may vote the shares held for you only if you provide voting instructions.  Shares for which a broker does not have the authority to vote are recorded as a “broker non-vote” and may count as a vote against certain proposals.  See “Quorum, Required Vote, and Related Matters.”  If you hold your shares in “street name,” it is critical that you cast your vote if you want it to count in the election of our directors and approval of our 2010 Stock Incentive Plan.  Recent changes in regulation were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis.  Accordingly, if you hold your shares in “street name” and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf.

Dividend Reinvestment Plan and Common Stock Purchase Plan Participants.  If you are a participant in the Dividend Reinvestment and Stock Purchase Plan or Common Stock Purchase Plan, your proxy will also serve to direct the plan administrator to vote any shares of common stock held for you under either plan at the close of business on the record date.  Shares beneficially owned by participants in the plans for which no proxy or other voting directions are received will not be voted.  The accompanying form of proxy will permit you to vote the shares held in the plans.

401(k) Plan Participants.  If you are a participant in our 401(k) plan, you may vote an amount of shares equivalent to the interest in our common stock credited to your account as of the record date.  Your proxy will serve as voting instructions for the trustee of the 401(k) plan.  If you own shares through the 401(k) plan and do not vote, the plan trustees will vote the plan shares in the same proportion as shares for which instructions were received under the plan.  The accompanying form of proxy will permit you to vote the shares held in the plan.

Quorum, Required Vote, and Related Matters

Quorum.  A quorum is present if a majority of the votes entitled to be cast on a proposal are represented at the annual meeting in person or by proxy.  For purposes of determining a quorum, shareholders who are present in person or are represented by proxy, but who abstain from voting, are considered present and count toward the determination of the quorum.  Shares reported as broker non-votes are also considered to be shares present for purposes of determining whether a quorum is present.

Proposal No. 1—Election of Directors.  Directors are elected by a plurality of the votes cast.  For this purpose, a “plurality” means that the individuals receiving the largest number of votes are elected as directors, up to the maximum of the two directors to be chosen at the annual meeting.  You may vote in favor of the nominees specified on the accompanying proxy form or may withhold your vote as to one or more of such nominees.  Shares withheld or not otherwise voted in the election of directors (because of abstention, broker non-vote, or otherwise) will have no effect on the election of directors.

Proposal No. 2—Approval of Stock Incentive Plan.  Proposal No. 2, relating to the approval of the 2010 Stock Incentive Plan, will be approved if a majority of the shares of stock represented and voted at the annual meeting vote for approval, provided that a majority of the outstanding shares of stock are voted on the proposal.  Shareholders may vote in favor of the proposal, against the proposal, or abstain from voting; however, shares that are not voted on Proposal No. 2 because of abstention will not have any effect on whether or not the proposal is adopted.

Proposal No. 3—Ratification of Selection of Auditors.  Proposal No. 3, relating to the ratification of our selection of Deloitte & Touche, LLP as our independent auditors, will be approved if a majority of the shares of stock represented and voted at the annual meeting vote for approval, provided that a majority of the outstanding shares of stock are voted on the proposal.  Shareholders may vote in favor of the proposal, against the proposal, or abstain from voting; however, shares that are not voted on Proposal No. 3 because of abstention will not have any effect on whether or not the proposal is adopted.

All Other Proposals.  As of the date of this proxy statement, we do not anticipate that any other proposals will be brought before the annual meeting.  Generally, proposals other than the election of directors that are brought before the meeting will be approved if the votes cast for the proposal exceed the votes cast against the proposal.

Majority Vote Policy.  Our Corporate Governance Guidelines set forth our procedures if a nominee for director is elected by a plurality of the votes cast in an uncontested election, but a greater number of votes are “withheld” for his election than are voted “for” his election.  See “Election of Directors – Election Procedures, Nominees, and Board Recommendation.”

Corporate Governance

Available Corporate Governance Documents

Our Corporate Governance Guidelines set forth basic principles and guidelines concerning the qualifications and responsibilities of directors, Board committees, majority voting policy, and other matters.  In addition, we have adopted a code of business conduct and ethics for all employees, as well as a separate code of ethics that covers our CEO and senior financial officers.  The Corporate Governance Guidelines, Audit, Compensation, and Corporate Governance Committee charters and codes of ethics are posted on our website.  See ”Investors – Corporate Governance” at wausaupaper.com.  A copy of these documents may also be obtained from the Secretary of the Company by writing to our corporate office.

Director Independence

Our Corporate Governance Guidelines provide that a majority of the Board and all members of our Audit, Compensation, and Corporate Governance Committees must be independent directors, as determined in accordance with New York Stock Exchange (“NYSE”) listing standards.  The Board reviews the independence of its members on an annual basis.  During this review, the Board considers whether any transactions have occurred or if relationships exist between any director and the Company and its subsidiaries and affiliates.  Included in this consideration are any such transactions that occurred or relationships that exist between any member of the director’s immediate family or any entity in which the director or an immediate family member is an executive officer, general partner, or significant equity holder.

In connection with its review the Board considered that in the ordinary course of business, the Company may, at certain times, be engaged in business transactions with companies for which some of our directors serve as directors or officers.  The Board has adopted categorical standards to assist it in determining whether any of such transactions create a material relationship that precludes independence under NYSE listing standards.  In general terms, and absent other factors, the Board’s categorical standards provide that a customer relationship is not material if the Company does not account for more than 2% of the revenue of the director’s business and not more than 2% of the Company’s revenue is derived from the director’s business.  Similarly, in the case of a lending relationship, absent other factors, the relationship is not material if the Company obtained the credit on the same terms as other borrowers, the credit would have been available from other lenders on comparable terms, and the interest and fees paid by the Company do not exceed 2% of the lender’s total income.  The Board’s categorical standards are attached to this proxy statement as Appendix A and are also posted on our website.  See ”Investors – Corporate Governance” at wausaupaper.com.

In making its independence determination, the Board reviewed its relationship and transactions with Marshall & Ilsley Corporation (“M&I”) and its subsidiaries.  Mr. Kuester serves as Chairman of the Board of M&I.  Mr. Baur serves as Chairman of Southwest Bank of St. Louis, a wholly-owned subsidiary of M&I, and both he and Mr. Orr are also directors of M&I.  M&I, through its subsidiaries, provides trust, commercial paper, and general banking services to the Company.  M&I, through its subsidiary M&I Marshall & Ilsley Bank, is also a participating lender in the Company’s senior credit facility under terms that are identical to the four other non-related financial institutions.  The Board also determined that all other services that were provided by M&I were provided in the ordinary course of business and at prices and on terms prevailing at the time for comparable transactions with unrelated persons.  The aggregate interest and fees paid to M&I by the Company in 2009 represent less than 1% of M&I’s reported gross income for its 2009 fiscal year.  The Board therefore also determined that the transactions engaged in with M&I were within the thresholds for materiality established under the categorical standards adopted by the Board.  The Company has no relationship with Mr. Freels, Mr. Humphrey, or Mr. Knetter other than as directors and shareholders.

As a result of its review, the Board affirmatively determined that Mr. Baur, Mr. Freels, Mr. Humphrey, Mr. Knetter, and Mr. Kuester are independent of the Company and its management under the listing standards of the NYSE.

Review, Approval, or Ratification of Related Party Transactions

There was no transaction with related parties in 2009 that is required to be disclosed under the rules of the Securities and Exchange Commission (“SEC”).  A related party transaction would be disclosed if it exceeded $120,000 and one of our directors or executive officers (or their affiliates or members of their immediate family) had a direct or indirect material interest in such transaction.  Three of our directors also serve as directors of M&I, and the relationship between M&I and the Company is described in the preceding section under “Director Independence.”  As described in that section, the Board has determined that none of these directors has a material direct or indirect interest in any transaction resulting from the Company’s relationship with M&I.

The Company has not adopted any formal policies or procedures for the review, approval, or ratification of transactions that may be required to be reported under the SEC disclosure rules.  These types of transactions, if and when they are proposed or have occurred, have been or will be reviewed by the entire Board (other than the director involved) on a case-by-case basis.  The Board’s review has in the past considered, and will in future cases consider, the importance of the transaction to the Company; the availability of alternative sources or service providers to meet the Company’s requirements; the amount involved in the proposed transaction; the specific interest of the director or executive officer (or immediate family member) in the transaction; whether information concerning the fees, costs, or other terms of substantially similar arms-length transactions between unrelated parties is available; whether the terms of the proposed transaction present any unusual or unfavorable features to the Company; and any other factors that the Board may consider important and appropriate to its determination.

Committees of the Board

Our Corporate Governance Guidelines provide that the Company will have Audit, Compensation, and Corporate Governance Committees in addition to any other committees the Board considers appropriate.  Each of the members of the following committees satisfies the criteria for independence under applicable rules of the SEC, NYSE listing standards, and other applicable regulations.

Audit Committee.  The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), assists the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) compliance by the Company with legal and regulatory requirements related to the Company’s financial reporting and disclosure obligations.  The Committee has the sole authority to appoint or replace the Company’s independent auditor.  Members of the Committee may not serve on the audit committees of more than two other public companies.  The members of our Audit Committee also satisfy the additional NYSE and SEC rules for independence applicable to audit committees of listed companies.

Mr. Freels (Chairman), Mr. Baur, Mr. Knetter, and Mr. Kuester serve on the Audit Committee.  The full Committee met eight times in 2009, and there were three meetings between management and the Chairman of the Committee in 2009.  See “Report of the Audit Committee and Related Matters,” for the report of the Audit Committee and other information relating to the selection of, and fees paid to, the independent auditor.

Compensation Committee.  The Compensation Committee is appointed by the Board to (1) discharge the Board’s responsibilities relating to compensation of the Company’s directors and officers, and (2) satisfy the requirements concerning the disclosure of executive compensation under SEC regulations.  The Committee may delegate its authority to a subcommittee of its members, but it has not chosen to do so.  The Committee did not retain any compensation consultant to assist it in the review or determination of executive compensation in 2009.

The Committee’s activities and policies concerning compensation for directors and executive officers are included in this proxy statement under the subcaptions “Election of Directors – Director Compensation for 2009,” “Executive Compensation – Compensation Discussion and Analysis,” and “Executive Compensation – Compensation Committee Report.”  Mr. Baur (Chairman), Mr. Humphrey, and Mr. Freels serve as members of the Compensation Committee.  The Committee met four times in 2009.

Corporate Governance Committee.  The Corporate Governance Committee is appointed by the Board to (1) identify individuals qualified to become Board members and to recommend to the Board the director nominees for the next annual meeting of shareholders, (2) recommend to the Board the Corporate Governance Guidelines applicable to the Company, (3) lead the Board in its annual review of the Board’s performance, (4) recommend to the Board director nominees for each committee, and (5) provide oversight for the corporate compliance program and its code of conduct and ethics.  Mr. Kuester (Chairman), Mr. Humphrey, and Mr. Knetter serve on the Corporate Governance Committee.  The Committee met two times in 2009.

Board Meetings and Director Communication

Meetings of the Board.  The Board met seven times in 2009.  Each of the directors attended at least 75% of the total number of the meetings of the Board and the committees on which they served during the last fiscal year.

Meetings of Independent Directors.  The Board’s independent directors meet in executive session following each February Board meeting and establish a schedule of additional meetings.  The independent directors must meet at least twice each year under the Company’s Corporate Governance Guidelines, and they have selected Dennis J. Kuester to preside over their meetings.  Shareholders and others may communicate directly with Mr. Kuester or any other non-management directors by following the procedures set forth in the following paragraph.

Communicating with the Board.  Shareholders and others may communicate with the Board by writing to the Chairman at the Company’s corporate office, 100 Paper Place, Mosinee, Wisconsin  54455-9099.  Individual directors, including Mr. Kuester in his role as lead independent director, may also be contacted in writing at the same address.  Mail may be opened and sorted before forwarding to the director to whom the mail was addressed.  If a communication does not involve an ordinary business matter and if a particular director is named, the communication will be forwarded to that director.  If no particular director is named, the communication will be forwarded to the Chairman of the appropriate Board committee.  If a complaint or concern involves accounting, internal accounting controls, or auditing matters, the correspondence may be addressed, and will be forwarded, to the Chairman of the Audit Committee.  Our website also describes the Audit Committee’s procedures to submit a concern or complaint on a confidential basis.  In order to expedite a response, the non-management directors have instructed management to receive, research, and respond, if appropriate, on behalf of the Company’s non-management directors or a particular director, to any communication regarding an ordinary business matter.

Attendance at Annual Meetings.  The Board has an informal policy under which all directors are expected to attend the annual meeting of shareholders.  Each of our directors attended the annual meeting held in 2009.

Board Oversight of Risk

Although the Board is not involved in the day-to-day management of risks facing our Company, the Board plays an important role in risk oversight.  The Company’s risk management systems, including our internal and external auditing procedures, internal controls over financial reporting, corporate compliance and ethics program (which includes the obligation for Company management to conduct periodic risk assessments), and contract approvals policies, among others, are designed in part to bring to the Board’s attention the Company’s most material risks so that the Board can understand and evaluate how those risks might affect the Company and how management is responding to those risks.  The Board also works with and supports management in promoting a corporate culture that understands the importance of enterprise-wide risk management and incorporates it into day-to-day decisions that are made regarding our business.  A high priority is placed on risk-aware and risk-adjusted decision making throughout the Company.

The Audit Committee, in particular, is charged with, among other duties, regularly discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control those risk exposures, including the Company’s risk assessment and risk management policies.  The Audit Committee also receives, on an annual basis, a report from the Company’s general legal counsel regarding material legal and compliance matters that are being addressed by Company management.  Finally, the Audit Committee has established procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Proposal No. 1 – Election of Directors

General Information

The Nomination Process.  Nominations for director are recommended to the Board by the Corporate Governance Committee.  Candidates for election to the Board may be identified for initial consideration by the Committee from a wide variety of potential sources.  For example, the Committee will consider candidates for nomination from among incumbents whose term will expire at the next annual meeting, persons identified by other members of the Board, executive officers, shareholders, and persons identified by a professional search firm should the Committee believe it appropriate to engage such a firm to assist it.  To recommend an individual for consideration, a shareholder should mail or otherwise deliver a written recommendation to the Committee not later than the December 1 immediately preceding the annual meeting for which the individual is to be considered for inclusion as a nominee of the Board.  At a minimum, a shareholder recommendation should include the individual’s current and past business or professional affiliations and experience, age, stock ownership, particular qualifications, and such other information as the shareholder deems relevant to assist the Committee in considering the individual’s potential service as a member of the Board.

Qualifications.  In reviewing potential nominees, the Committee will consider the age, skills, and experience of current Board members and the requirement under our Corporate Governance Guidelines that a majority of the Board members must be independent, as determined in accordance with NYSE listing standards.  At a minimum, nominees must satisfy the qualification requirements included in our Corporate Governance Guidelines (which are posted on our website at wausaupaper.com), including the provision that no person may be elected a director if that person has attained age 70 as of the date of the election.  All potential nominees submitted to or identified by the Committee will be evaluated on a similar basis for their level of qualifications and experience.

The Committee believes that persons recommended by it to the Board should possess strong intellectual skills; have had a successful career in business, higher education, or a profession that demonstrates an ability to manage a complex organization; have a reputation for personal and professional integrity; exercise sound and independent business judgment; and be able to understand the economic, financial, and operational issues to be addressed by the Company.  Directors whose terms of office will expire at the next annual meeting are considered by the Committee on the basis of these qualities and also on the basis of their service to the Company during their term in office.  The Committee does not have a specific policy regarding Board diversity, but seeks to fill seats on the Board with persons who have a range of professional experiences and backgrounds.

Election Procedures, Nominees, and Board Recommendation

The Board has seven members who are divided into three classes consisting of two Class I and Class II directors and three Class III directors.  One class of directors is to be elected at each annual meeting of shareholders to serve a three-year term.  Any director appointed by the Board to fill a newly created directorship is required to stand for reelection by the shareholders at the first annual meeting following his or her appointment by the Board.  At the annual meeting, shareholders will be asked to elect two Class II directors for terms of office that will expire at the annual meeting of shareholders to be held in 2013.

Upon recommendation of the Corporate Governance Committee, the Board has nominated Andrew N. Baur and Dennis J. Kuester for reelection as Class II directors.  In the event a nominee should become unable or unwilling to be a nominee for election at the annual meeting, it is the intention of the proxies to vote for such substitute as may be designated by the Board.

Directors are elected by a plurality of the votes cast for the election of directors.  However, under our Corporate Governance Guidelines, in any uncontested election, a director who has a greater number of votes “withheld” for his election than are voted “for” his election is required to tender his resignation within two days of the election.  The Corporate Governance Committee must act promptly (but in any event within 30 days of the election) to make a recommendation to the Board to accept or reject the director’s resignation.  In making its recommendation, the Committee may consider all factors and other information it considers relevant.  The Board’s decision on the Committee’s recommendation must be made promptly (but in any event within 90 days of the election), taking into consideration the Committee’s report, if any, on its recommendation and any other factors and other information it considers relevant.  The Board must also consider, and if it deems it appropriate take action to address, the shareholder concerns underlying the withheld votes or other relevant issues.  Within four business days of the Board’s decision, the Company will disclose the Board’s decision whether to accept or reject the tendered resignation on a Form 8-K filing with the SEC and include in the disclosure an explanation of the process by which it reached its decision and, if applicable, the reasons for rejecting the resignation.  No director who has tendered a resignation pursuant to this governance principle may participate in the process by which the Committee recommends or the Board determines whether the resignation will be accepted.

The Board of Directors recommends a vote FOR the election of the nominees for Class II directors.  The following table sets forth information concerning the business background and experience of the Board nominees and all continuing directors.  Unless specified, all current positions listed for a nominee or director have been held for at least five years.  Directors whom the Board has determined are independent under the criteria of the NYSE listing standards (or nominees who will meet such criteria) are denoted by an asterisk (*).

Nominees

	Andrew N. Baur*	Class II (2010)
Director
	Mr. Baur, 65, is Chairman of the Board of Southwest Bank of St. Louis, a wholly-owned subsidiary	since 2004
of Marshall & Ilsley Corporation. He is the former Chairman of the Board and CEO of
Mississippi Valley Bancshares, Inc., and its subsidiary, Southwest Bank of St. Louis. Mr. Baur is a director of Marshall & Ilsley Corporation and Bakers Footwear Group, Inc. Mr. Baur has
extensive experience in the areas of corporate finance, operations, compensation, and governance.

	Dennis J. Kuester*	Class II (2010)
Director
	Mr. Kuester, 68, is Chairman of the Board and former CEO of Marshall & Ilsley Corporation. He is	since 2001
also a director of Modine Manufacturing Company, and was formerly director of Metavante
Technologies, Inc. In addition to a broad banking background, a Mr. Kuester has extensive experience in the areas of strategic planning, economics, business leadership, and risk management.

Continuing Directors

G. Watts Humphrey, Jr.*	Class I (2012)
Director
Mr. Humphrey, 65, is President of GWH Holdings, Inc. (private investment company), Chairman and	since 2007
CEO of International Plastics Equipment Group, Inc., Chairman and CEO of Centria (metal building systems), and owner of Shawnee Farm (thoroughbred breeding/racing). Mr. Humphrey is also a director of Churchill Downs Incorporated. Mr. Humphrey’s experience in multiple industries provides a broad business perspective and specific expertise in the areas of administration, operations and planning.

San W. Orr, Jr.	Class I (2012)
Director
Mr. Orr, 68, is Chairman of the Board of the Company and Advisor for the Estates of A.P. Woodson	since 1970
and Family. He served as Chief Executive Officer of the Company in 2000, 1994-1995
and 1989-1990. Mr. Orr is also a director of Marshall & Ilsley Corporation. Mr. Orr has extensive paper industry knowledge and experience in addition to a broad business background.

Gary W. Freels*	Class III (2011)
Director
Mr. Freels, 61, is President and Chief Executive Officer of Alexander Properties, Inc. (investment	since 1996
management). Mr. Freels has extensive experience in the areas of investment management, audit, and finance.

Thomas J. Howatt	Class III (2011)
Director
Mr. Howatt, 60, is President and Chief Executive Officer of the Company. Mr. Howatt has extensive	since 2000
knowledge of the paper industry and experience with our Company.

Michael M. Knetter*	Class III (2011)
Director
Mr. Knetter, 49, is Dean of the School of Business at the University of Wisconsin – Madison. He was	since 2005
formerly Professor and Associate Dean of Tuck School of Business at Dartmouth College.
Mr. Knetter is also an independent trustee for Neuberger Berman Funds, a director of Northwestern
Mutual Series Fund, Inc., and a director of American Family Insurance. Mr. Knetter has extensive knowledge in the areas of strategic planning, economics, and corporate governance.

Director Compensation for 2009

The following table presents the compensation of our directors for 2009.  A description of our director compensation policy and plans follows the table.

				Non-Equity	Change in Pension Value
	Fees Earned or	Stock	Option	Incentive Plan	and Nonqualified Deferred	All Other
Name(1)	Paid in Cash	Awards	Awards	Compensation	Compensation Earnings	Compensation	Total
	($)	($)(2)(3)	($)(2)(3)	($)		($)	($)

San W. Orr, Jr.	$139,000	$24,000	$335,840	–	$ 28,325 (4)	$10,912(5)	$538,077

Andrew N. Baur	$ 46,333	$24,000	$ 6,840	–	–	–	$ 77,173

G. Watts Humphrey, Jr.	$ 37,000	$24,000	$ 6,840	–	–	–	$ 67,840

Gary W. Freels	$ 56,000	$24,000	$ 6,840	–	$ 17,096 (4)	–	$103,936

Michael M. Knetter	$ 41,500	$24,000	$ 6,840	–	–	–	$ 72,340

Dennis J. Kuester	$ 46,000	$24,000	$ 6,840	–	$ 27,090 (4)	–	$103,930

David B. Smith, Jr.(6)	$ 16,167	$24,000	–	–	$(29,719)(4)	–	$ 10,988

(1)  Directors who are employees do not receive directors fees.  As a result, Mr. Howatt is not shown in this table.

(2)  Stock awards are restricted stock units, which must be held until the director’s termination of service from the Board.  Stock award amounts therefore represent potential future income, the amount of which may be materially different when paid.  Dividend equivalents in the form of additional restricted stock units are also earned on each award and are paid at distribution of award.  Amounts indicated represent the grant date fair value for the 2009 award, which was determined by the closing price of the underlying stock on the grant date (i.e., $11.75 per share).  The per-share grant date fair value of the option awards granted to directors in 2009 was $2.28.  Based on his service as a Chairman of the Board, Mr. Orr received a grant of 100,000 options on August 21, 2009.  These options had a grant date fair value of $3.29.  The grant date fair values were computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Subtopic 718-10.  Additional information concerning the recognition of compensation expense and the assumptions used in the calculation of compensation expense attributable to these awards is set forth in Note 9 to the Notes to Consolidated Financial Statements included in Item 8 of the Company’s Form 10-K for the year ended December 31, 2009.

(3)  The aggregate number of stock and option awards held at December 31, 2009, by directors other than Mr. Howatt (see footnote (1) above) are:

	Aggregate Stock Awards*	Aggregate Option Awards
San W. Orr, Jr.	7,112	137,000
Andrew N. Baur	7,112	24,000
Gary W. Freels	7,112	34,000
G. Watts Humphrey, Jr.	5,925	9,000
Michael M. Knetter	7,112	24,000
Dennis J. Kuester	7,112	34,000

  *Does not include 2,572 restricted stock units granted January 4, 2010, pursuant to Director Compensation Policy and reflected in table of beneficial ownership under “Stock Ownership.”  Also does not include 402 hypothetical shares attributable to dividend equivalents for Messrs. Orr, Baur, Freels, Knetter, and Kuester, and 251 hypothetical shares attributable to dividend equivalents for Mr. Humphrey.

(4)  Represents increase (or decrease) in actuarial present value under director retirement plan for directors who began service prior to January 1, 2003.

(5)  Represents aggregate incremental cost of use of the Company plane.

(6)  Mr. Smith retired as a director on April 16, 2009.

Director Compensation Policy.  Director compensation is established by the Compensation Committee and is intended to be competitive with compensation paid to directors of similarly sized publicly traded companies.  Our Chairman of the Board receives an annual retainer of $130,000.  Overall director compensation is reviewed annually by the Committee.  In December 2009, after its annual review of director compensation, the Committee elected to set director compensation at the following amounts:

Board Retainer
Annual cash retainer (other than Board Chairman)	$30,000
Restricted Stock	$30,000(1)
Stock Options	3,000 shares

Meeting Fees
Board Meeting Fees	$ 1,500
$ 1,000 (telephonic meeting)
Committee Meeting Fees	$ 1,000
$ 500 (telephonic meeting)

Annual Committee Chair Retainer
Audit	$10,000
Executive, Compensation, and Corporate Governance	$ 5,000

(1)  On the first business day of each fiscal year, each director receives restricted stock units in an amount determined by dividing $30,000 by the closing price of Company’s stock on such day.  Dividend equivalents in the form of additional restricted stock accrue on each cash dividend date.  Units are settled in the form of Company stock upon director’s termination of service from the Board unless director elects to defer distribution for a maximum of two years.

A director who is an officer of the Company receives salary and benefits related to his duties.  No other director received any compensation or benefits for services as a director other than the standard arrangements described above.

Director Stock Ownership Guidelines.  Each director is required to own stock or stock equivalents having a value equal to three times his annual retainer and board fees on or before his completion of six calendar years of service.  “Stock” consists of shares directly or indirectly held, vested common stock equivalents (restricted stock, etc.), vested stock options, and shares held in qualified retirement plan accounts.  All of our directors have attained the minimum level.

Directors’ Deferred Compensation Plan.  The Company maintains a deferred compensation program under which directors may elect each year to defer some or all of the fees otherwise payable in cash during the year.  Amounts deferred become payable in cash in a lump sum or in quarterly installments after a director’s termination of service.  In the event a director’s service terminates in connection with a change in control of the Company, as defined in the plan, payment of all deferred amounts will be made in a lump sum.  During the period in which payment is deferred, a director may elect that the deferred fees be credited with interest at the prime rate in effect as of each calendar quarter, or that the deferred fees be converted into common stock equivalent units.  If common stock equivalent units are elected, the director’s account is also credited with stock equivalent units representing the shares of our common stock that could have been purchased with the cash dividends that would have been paid had the units been actual common stock.  Stock equivalent units are converted to cash based upon the fair market value of our common stock at the time of distribution.  During 2009, Mr. Baur and Mr. Kuester participated in the plan and deferred all or a portion of the retainer or meeting fees otherwise payable to them.

Directors Retirement Policy.  Directors who began service prior to January 1, 2003, and have at least five years of service at termination are eligible to receive a monthly benefit equal to the monthly retainer and meeting fees in effect at termination of service.  Benefits will be paid for a period of time equal to the retired director’s period of service on the Board.  Retirement benefits terminate at death and are accelerated in the event of a change in control of the Company, as defined in the policy.  Directors who began service after December 31, 2002, are not eligible for retirement benefits under this policy.

Stock Ownership

Stock Ownership of Directors, Executive Officers, and 5% Shareholders

The following table sets forth, based on statements filed with the SEC or information otherwise known to us, in each case, as of the record date, the name of each person believed by us to own more than 5% of our common stock and the number of shares of common stock held by each person.

	Common Shares	Percent of
Name and Address	Beneficially Owned	Class

NWQ Investment Management Company, LLC	3,871,444	7.90%
2049 Century Park East, 16th Floor
Los Angeles, CA 90067

BlackRock Inc.	3,589,901	7.32%
55 East 52nd Street
New York, NY,

Wilmington Trust Company	3,238,308	6.61%
1100 N. Market Street
Wilmington, DE 19890-0001

Dimensional Fund Advisors LP	3,208,115	6.54%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

T. Rowe Price Associates, Inc.	2,641,100	5.39%
100 E. Pratt Street
Baltimore, MD 21202

Wells Fargo & Company	2,541,444	5.18%
420 Montgomery Street
San Francisco, CA 94163

The following table sets forth the number of shares of common stock beneficially owned as of the record date by each of the directors, each person nominated to become a director, each of our executive officers named in the summary compensation table, and all such nominees, directors, and executive officers as a group.

	Common Stock	Percent of
Name	Beneficially Owned	Class
Andrew N. Baur	114,088(1)	*
Gary W. Freels	1,019,153(2)	2.08%
Thomas J. Howatt	802,216(3)	1.61%
G. Watts Humphrey, Jr.	24,850(4)	*
Michael M. Knetter	34,088(5)	*
Dennis J. Kuester	44,088(6)	*
San W. Orr, Jr.	2,160,182(7)	4.39%
Scott P. Doescher	167,431(8)	*
Henry C. Newell	34,456(9)	*
Michael R. Wildenberg	78,116(10)	*
Daniel R. Trettin	7,760	*
Patrick J. Medvecz	33,126(11)
All directors and executive officers as a group (13 persons)	4,534,101(12)	9.02%

*  Less than 1%

(1)  Includes 24,000 option shares and 10,088 shares attributable to restricted stock units (including dividend equivalents) that may be acquired within 60 days of February 16, 2010.

(2)  Includes 975,065 shares of common stock held by two charitable foundations of which Mr. Freels serves as president and/or a director and 34,000 option shares and 10,088 shares attributable to restricted stock units (including dividend equivalents) that may be acquired within 60 days of February 16, 2010.

(3)  Includes 608,817 option shares and 65,468 shares attributable to restricted stock units (including dividend equivalents) that may be acquired within 60 days of February 16, 2010, 28,870 shares held under 401(k) plan on December 31, 2009, and 21,000 shares of restricted stock.

(4)  Includes 9,000 option shares and 8,750 shares attributable to restricted stock units (including dividend equivalents) that may be acquired within 60 days of February 16, 2010.

(5)  Includes 24,000 option shares and 10,088 shares attributable to restricted stock units (including dividend equivalents) that may be acquired within 60 days of February 16, 2010.

(6)  Includes 34,000 option shares and 10,088 shares attributable to restricted stock units (including dividend equivalents) that may be acquired within 60 days of February 16, 2010.  The Marshall & Ilsley Trust Company is trustee of a Company retirement plan and holds our common stock as trustee and in its various other fiduciary capacities.  Mr. Kuester is the Chairman and a director of Marshall & Ilsley Corporation, the parent corporation of the Trust Company.  Mr. Kuester disclaims any beneficial interest in the shares held of record by the Trust Company.

(7)  Includes 1,709,953 shares as to which Mr. Orr exercises shared voting and investment power (and as to which beneficial ownership is disclaimed) and 137,000 option shares and 10,088 shares attributable to restricted stock units (including dividend equivalents) that may be acquired within 60 days of February 16, 2010.

(8) Includes 131,000 option shares that may be acquired through the exercise of options within 60 days of February 16, 2010, 9,943 shares held under 401(k) plan on December 31, 2009, and 5,000 shares of restricted stock.

 (9) Includes 16,666 option shares that may be acquired through the exercise of options within 60 days of February 16, 2010, 5,156 shares held under 401(k) plan on December 31, 2009, and 10,000 shares of restricted stock.

(10)  Includes 23,000 option shares and 16,805 shares attributable to restricted stock units (including dividend equivalents) that may be acquired within 60 days of February 16, 2010, and 7,221 shares held under 401(k) plan on December 31, 2009.

(11) Includes 24,666 option shares that may be acquired through the exercise of options within 60 days of February 16, 2010, and 3,000 shares of restricted stock.

(12) The shares disclosed incorporate footnotes (1) – (12).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors and officers and persons who own more than 10% of the common stock outstanding (“reporting persons”) to file reports of ownership and changes in ownership with the SEC and the NYSE.  Reporting persons are also required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by them with the SEC.  We review copies of the Section 16(a) forms received by us or rely upon written representations from certain of these reporting persons to determine compliance with the Section 16(a) regulations for purposes of this proxy statement.  Based on our review of these reports and the representations of the reporting persons, we believe that all reports required to be filed by Section 16(a) were filed on a timely basis.

Report of the Audit Committee and Related Matters

Audit Committee Report

During the 2009 fiscal year, the Audit Committee met at various times with senior members of the Company’s financial management team and the Company’s independent auditor to review and discuss the Company’s financial statements (including critical accounting policies, significant accounting issues, and assumptions made in connection with those policies and preparation of the financial statements), financial management issues, and the Company’s system of internal controls.  The Committee also met with the Company’s general legal counsel to review and discuss legal claims and contingencies.

The Audit Committee met with the Company’s senior financial management team and the independent auditor to review the Company’s audited financial statements for the 2009 fiscal year prior to their issuance.  At that meeting, the Committee received assurances from senior financial management that all financial statements had been prepared in accordance with accounting principles generally accepted in the United States.  In addition, the Committee asked the independent auditor to address and respond to questions concerning the audited financial statements, the audit process, and other related matters.  This discussion centered on the following questions posed by the Committee to the independent auditor:

•

Are there any accounting judgments made by management in preparing the financial statements that would have been made differently had the auditor prepared and been responsible for the financial statements?

•

Based on the auditor’s experience and its knowledge of the Company, do the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

•

Based on the auditor’s experience and its knowledge of the Company, has the Company implemented all internal controls and internal audit procedures that are appropriate for the Company?

In connection with its review of the audited financial statements, the Audit Committee discussed with the independent auditor the independence of the firm under SEC rules for the purpose of expressing an opinion on the Company’s financial statements, and considered whether the provision of nonaudit services is compatible with maintaining the auditor’s independence.  The Committee received from the independent auditor the written disclosure and the letter relating to the independence of the firm under the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence.  The Committee also discussed with the independent auditor the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Management has the primary responsibility for the Company’s financial statements and the overall reporting process.  It is not the duty of the Audit Committee to conduct auditing or accounting reviews or procedures.  The Committee acts only in an oversight capacity and it necessarily relies on the work and assurances provided by management and the independent auditor, and it therefore does not have an independent basis to determine whether management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures.  Accordingly, the Committee’s reviews of the Company’s financial statements and its discussions with the Company’s senior financial management team and the independent auditor do not guarantee that the Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States or that the audit has been carried out in accordance with auditing standards generally accepted in the United States.

In reliance on the reviews and discussions described in this report and on the report of the independent auditor, the Audit Committee recommended to the Board of Directors that it approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the SEC.

Audit Committee

Gary W. Freels (Chairman)

Andrew N. Baur

Michael M. Knetter

Dennis J. Kuester

Audit Committee Pre-Approval Policies

The Audit Committee is required to pre-approve audit and non-audit services performed by the Company’s independent auditor.  Under its pre-approval policy, a schedule of specific audit, audit-related, and tax services and their related fees received pre-approval in 2009 after review by the Committee of appropriate detailed back-up documentation and receipt of confirmation from management and the independent auditor that each non-audit service included in the schedule may be performed by the independent auditor under applicable SEC and professional standards.  Any services not included in the pre-approved schedule of services and fees were specifically pre-approved by the Committee.  To ensure prompt handling of unexpected matters, the Committee has delegated to the Chairman, and in his absence, to Mr. Baur, the authority to grant pre-approvals for services other than internal control related services, provided that any such pre-approvals must be presented to the full Committee at its next meeting.

In granting approval for a service, the Audit Committee (or the appropriate designated Committee member) considers the type and scope of service, the fees, whether the service is permitted to be performed by an independent auditor, and whether such service is compatible with maintaining the auditor’s independence.

Independent Auditor and Fees

Deloitte & Touche LLP (“Deloitte”) acted as the Company’s independent registered public accounting firm and audited the books, records, and accounts of the Company for the fiscal year ended December 31, 2009.  Representatives of Deloitte will be present at the annual meeting and will have an opportunity to make a statement or respond to appropriate questions.

The following table presents aggregate professional fees paid or accrued to our independent auditor during the 2009 and 2008 fiscal years and fees attributable to the audit of our financial statements for those years.  All services performed received pre-approval by the Audit Committee in accordance with its pre-approval policy.

	2009	2008

Audit Fees(1)	$569,200	$634,870
Audit-Related Fees	0	0
Tax Fees(2)	271,714	316,553
All Other Fees	0	0
	$840,914	$951,423

(1)  Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, review of SEC filings, and the attestation of management’s report on the internal control of financial reporting.

(2)  Tax fees related to tax compliance (tax returns, refunds, and payment planning) were $220,864 in 2009 and $210,660 in 2008.  Tax consultation and planning fees were $50,850 in 2009 and $105,893 in 2008; these fees provided, or are expected to provide, benefits to the Company in excess of the fees paid.

Executive Compensation

Compensation Discussion and Analysis

Overview

The Compensation Committee has overall responsibility for developing and administering our director and officer compensation policies.  This discussion and analysis is intended to complement and enhance an understanding of the compensation information presented in the tables that follow.  As used in this proxy statement, references to “named executive officers” mean the officers named in the Summary Compensation Table on page 21.

Compensation Objectives and Philosophy

Our executive compensation policies are intended to attract, motivate, and retain executive officers who have the capability to manage the Company’s day-to-day operations as it competes in the difficult business environment the paper industry has experienced in recent years and to assist the Board in the development and execution of strategic plans to increase shareholder value.  We seek to:

•

provide base salaries and benefits that are generally at the median level of peer group companies;

•

reward performance that increases shareholder value through increased earnings; and

•

align the long-term interests of our executive officers with the long-term interests of our shareholders.

Total Compensation and Peer Group Analysis

In determining total compensation levels, the Compensation Committee considers all forms of compensation, including cash compensation, retirement benefits, the cost of insurance and other benefits, and the number of previously awarded options, restricted stock, or restricted stock units.  Total compensation levels of our named executive officers is compared to peer group compensation information in order to assist the Compensation Committee in determining whether the objective of providing peer group median level base salaries and benefits is being met and to provide a general gauge of compensation levels.

Peer group information is derived from two sources:  a group of companies in the paper industry and a group of Wisconsin-based SEC-reporting companies operating in different industries.  Companies in each group are generally comparable in size to the Company.  The paper industry peer group included eight SEC-reporting paper industry companies whose revenues were between $.7 billion and $3.8 billion for the 2008 fiscal year and between $.7 and $3.3 billion for the 2007 fiscal year.  Compensation comparisons were made for the CEO, CFO, and senior operating vice presidents of the Company.  The data for the Wisconsin manufacturing company peer group was compiled from compensation information filed with the SEC by seven companies headquartered in Wisconsin with revenues between $1.2 billion and $4.5 billion in 2008 and between $1.2 billion and $3.7 billion in 2007.  The Company’s revenue in both 2008 and 2007, the base years of the peer group data, was $1.2 billion.  In reviewing the peer group data and making compensation decisions, we gave primary weight to the paper industry peer group data.

The companies included in the peer groups are:

Paper Industry Peer Group	Wisconsin Manufacturer Peer Group

Albany International Corp.	A. O. Smith Corporation
Buckeye Technologies Inc.	Bemis Company, Inc.
Greif, Inc.	Briggs & Stratton Corporation
Neenah Paper, Inc.	The Manitowoc Company, Inc.
P. H. Glatfelter Company	Modine Manufacturing Company
Rayonier Inc.	Plexus Corp.
Rock-Tenn Company	Regal-Beloit Corporation
Schweitzer-Mauduit International, Inc.

Certain paper industry companies that were previously included in the 2007 peer group data were not included in the 2008 peer group data because they are no longer SEC-reporting companies.

We have not historically used any compensation consultant in developing our executive compensation programs.  Peer group data was compiled internally from information filed with the SEC, but was reviewed by an independent public accounting firm other than our auditors.  That independent auditing firm issued an attestation report that the data presents fairly, in all material respects, the published executive compensation amounts for each peer group company.

Elements of Our Executive Compensation Program

Base Salary and Benefits.  Our base salary and benefit program for executive officers is intended to provide basic economic security at a level that is generally at the median level for executive officers indicated in the peer group data.  Individual job performance is the single most important factor in our determination of increases in base salary.  In accordance with our committee charter, we primarily rely upon the annual assessment by the CEO with respect to the job performance of the CEO’s subordinate executive officers and our own review of the CEO’s performance.  At the end of 2008 and the beginning of 2009, the Committee considered general economic conditions as well as the specific business results of and conditions facing the Company, and it ultimately decided to keep the 2009 base salary for our CEO and all other executive officers at the same level as in 2008, notwithstanding a previously-announced increase in base salary for our CFO.  Base salary increases were granted to Messrs. Newell and Wildenberg in connection with their promotions to the senior vice president level.  For 2010, after reviewing individual job performance, the performance of the Company, peer group data, and other applicable factors, the Committee decided to provide merit increases to each of the named executive officers.  A summary of the named executive officers’ base salaries (other than Mr. Trettin, who left the Company as of September 30, 2009) during the past three years is as follows:

Named Executive Officer	2008 Base Salary	2009 Base Salary	2010 Base Salary

Thomas J. Howatt	$800,000	$800,000	$830,000
Scott P. Doescher	$330,000	$330,000	$395,000
Henry C. Newell	$225,000	$325,000	$365,000
Michael R. Wildenberg	$204,400	$330,000	$360,000
Patrick J. Medvecz	$220,000	$220,000	$240,000

The base salary amounts outlined above reflect the approved salaries as of January 1 of each year shown.  Actual amounts paid may vary slightly because salary increases for the upcoming year are typically implemented in December.  More specific information regarding each named executive officer’s 2009 base salary and other compensation is provided in the Summary Compensation Table on page 21.

In addition to base salaries, we provide employee benefits to executive officers and all other salaried employees that are consistent with benefits provided in the paper industry, including 401(k) and cash balance retirement plan benefits, health insurance, dental insurance, life and disability insurance, and other welfare benefits.  Our named executive officers participate in these plans on the same basis as other employees and are also provided certain other benefits (e.g., supplemental retirement plans) that are described in more detail below.

2009 Cash Incentive Compensation Plan.  We annually establish Company and individual performance targets under a Cash Incentive Compensation Plan for Executive Officers.  The plan is intended to reward performance that promotes the attainment by the Company of its strategic objectives of increasing shareholder value through increased earnings.  In addition to our named executive officers, all other salaried employees of the Company and its operating segments participate in the plan at various levels based on their positions and responsibilities within the Company.  Under the plan, named executive officers were entitled to receive incentive compensation based upon:

(1)

the level of achievement by the Company of goals for adjusted earnings per share as derived from targeted return on capital employed;

(2)

for executive officers with direct segment operating responsibility, achievement of targeted segment operating profits; and

(3)

the level of achievement of specified quantifiable bottom-line oriented targets and specific operational or strategic goals, including (a) strategic market direction, (b) new products margins and revenue levels, (c) increase in operating efficiencies, (d) internal rate of return on approved capital spending, (e) volume growth and product mix, (f) working capital levels, (g) volume of sales of timberlands, (h) objectives for cost reduction or containment, and (i) various objectives for organizational development.

The following table sets forth detailed information regarding the 2009 Cash Incentive Compensation Plan.

2009 Cash Incentive Compensation Plan for Executive Officers

							Individual
	Earnings Per Share(1)			Segment Operating Profits(2)			Objectives(3)		Total
				Targeted
	Targeted	Max.	Earned	Range of	Max.	Earned	Max.	Earned	Max.	Earned
	Range of	% of	% of	Operating	% of	% of	% of	% of	% of	% of
	EPS	Salary	Salary	Profits	Salary	Salary	Salary	Salary	Salary	Salary

Mr. Howatt	$.03–$.68	120%	118%	–	–	–	30%	27%	150%	145%

Mr. Doescher	$.03–$.68	95%	93%	–	–	–	30%	28%	125%	121%

Mr. Newell	$.03–$.68	25%	24%	$ 0–22 M	50%	26%	25%	19%	100%	70%

Mr. Wildenberg	$.03–$.68	25%	24%	$33–53 M	50%	50%	25%	21%	100%	95%

Mr. Trettin	$.03–$.68	25%	24%	$(1)–20 M	50%	25%	25%	23%	100%	72%

Mr. Medvecz	$.03–$.68	55%	54%	–	–	–	20%	14%	75%	68%

(1) For purposes of this plan, “earnings per share” means earnings per share as reported in the Company’s audited financial statements, decreased by amounts representing base gains from timberland sales and adjusted for other extraordinary items (which included, for 2009, facility closure charges, nonrecurring state tax benefits, alternative fuel tax credits, planned expenses associated with certain major capital projects, and certain other items) as determined in the discretion of the Compensation Committee.  Incentive bonuses would have been 0% of base salary if earnings were below the targeted range of earnings per share and increased on a pro rata basis to the officer’s maximum of percentage of base salary at the top of the targeted range.

(2) For purposes of this plan, “operating profits” means the segment operating profits as reported in connection with the Company’s audited financial statements adjusted for other extraordinary items (which included, for 2009, facility closure charges, alternative fuel tax credits, planned expenses associated with certain major capital projects, and certain other items) as determined in the discretion of the Compensation Committee.  Incentive bonuses would have been 0% of base salary if operating profits were below the targeted range for the officer’s respective operating segment’s targeted operating profit and increased on a pro rata basis to the officer’s maximum percentage of base salary at the top of the targeted range.

(3) The types of individual performance objectives and the maximum incentive compensation that could have been earned in 2009 by our named executive officers under individual performance objectives are described in the following table:

	Maximum Incentive Compensation
Individual Performance Objective	As a Percentage of Base Salary
	Mr.	Mr.	Mr.	Mr.	Mr.	Mr.
	Howatt	Doescher	Newell	Wildenberg	Trettin	Medvecz

• Achievement of targeted levels of cost reductions during
the first six months of 2009	12%	12%	8%	8%	8%	6%

• Implementation of strategic direction initiatives	6%	–	6%	–	–	4%

• Implementation of various objectives relating to product development improvements, operating efficiencies, working capital management improvements, and return on capital
employed goals	8%	12%	7%	11%	6%	10%

• Implementation of succession planning and talent development	4%	–	–	–	–	–
initiatives

• Achievement of targeted improvements for sales growth
and product mix	–	–	4%	6%	11%	–

• Achievement of targeted volume and valuation relating to
sales of timberlands	–	6%	–	–	–	–

2010 Cash Incentive Compensation Plan.  The 2010 Cash Incentive Compensation Plan formula has remained the same as the formula for 2009; however, the range of adjusted earnings per share has been increased to range between $.20 and $.75 per share, rather than from $.03 and $.68 per share, which represents an increase in the return on capital employed target to a range of 5% to 14%, from the former 3% to 13%.

2009 Equity Incentive Compensation Plan.  Equity compensation is intended to align the long-term interests of our executive officers and shareholders.  Although equity awards have an inherent element of long-term incentive compensation, awards have been tied in recent years to a one-year performance horizon to make the awards meaningful in light of the recent volatility and unpredictability of the Company’s earnings under the business conditions in which the paper industry has operated.  In this environment, we consider annual incentive plans to be the most effective approach to equity-based incentive compensation.  In connection with our determination of the size of equity incentive awards, we review the grant practices of peer group companies.

The 2009 Equity Incentive Compensation Plan established five levels of responsibility within the Company, with each Company officer who participated in the plan slotted in one of the levels based on level of responsibility.  Potential equity awards were made up of two components:  one component was a retention award of performance units, which was awarded in January 2009 and which will vest two years after the date of grant, so long as the recipient is still employed by the Company in a position of equal or greater authority.  This grant of performance units had a value equal to a percentage of the officer’s base salary that varied based upon level of responsibility, up to a maximum of 25% of the officer’s base salary.  The second component of the 2009 Equity Incentive Compensation Plan was a performance incentive, which, like the retention component, was tied to a varying percentage of base salary and which was awarded based on the performance of the Company against targeted levels of return on capital employed.

The following table sets forth detailed information regarding the 2009 Equity Incentive Compensation Plan:

2009 Equity Incentive Compensation Plan

	Performance Units Granted
	Retention Award(1)	Maximum Performance Incentive Award(2)	Actual Performance Incentive Award

Mr. Howatt	18,132	54,397	44,062

Mr. Doescher	5,984	17,951	14,541

Mr. Newell	4,420	14,733	11,934

Mr. Wildenberg	4,488	14,959	12,117

Mr. Trettin	4,107(3)	13,690(3)	0

Mr. Medvecz	1,995	5,984	4,848

(1) The Retention Award is a grant of performance units equal to a specified percentage of base salary, which vests and is converted to a right to receive common stock (or, in the Compensation Committee’s discretion, cash with an equivalent value) based on continuous employment with the Company (in the same position or in a position with greater authority) through January 5, 2011.

(2) The Performance Incentive was a grant of performance units equal to a specified percentage of base salary that varied based upon the officer’s level of responsibility.  These performance units will vest and be converted to a right to receive common stock (or, in the Compensation Committee’s discretion, cash with an equivalent value) based on (1) continuous employment with the Company (in the same position or in a position with greater authority) through January 5, 2011; and (2) the Company’s achieving levels of Return on Capital Employed (“ROCE”) ranging from 3% ROCE to 13% ROCE.  For purposes of this plan, ROCE is determined by excluding base gains from timberland sales and adjusting for other extraordinary items (which may include, for example, facility closure charges, alternative fuel tax credits, or other similar items).  ROCE is calculated after incentive compensation expenses have been included.  No shares of common stock or cash would have been awarded if earnings had been at the bottom of the targeted range of ROCE.

(3) This award did not vest based on Mr. Trettin’s departure from the Company on September 30, 2009.

We believe that the 2009 Equity Incentive Plan was successful in properly incentivizing our officers while aligning their long-term interests with those of our shareholders.

2010 Equity Incentive Compensation Plan.  We have kept the essential components of the Equity Incentive Plan in place for the 2010 fiscal year; however, the return on capital employed targets have increased from a range of 3% to 13% to a range of 5% to 14%.

Other Equity Awards.  We typically award equity (options, restricted stock, or restricted stock units) at the time a named executive officer is first appointed to an executive officer position.  From time to time we may also grant other awards of options, restricted stock, or restricted stock units that are neither tied to a named executive officer’s initial appointment nor subject to vesting conditions based upon the financial performance of the Company.  We have not established formal criteria with respect to the size or frequency of grants that are not part of an incentive plan, but may consider a variety of factors, including our subjective determination of the performance and contributions of the officer, the Company’s financial performance relative to the industry, and our goal of aligning the long-term interests of officers and shareholders.  These awards are made under the terms of our 2000 Stock Incentive Plan.

Timing of Equity Awards.  We approve equity-based incentive awards promptly following the close of the fiscal year so that compensation expense in connection with any awards is recognized in the year to which the performance goals relate.  The timing of other equity awards is tied to the occurrence of specific hiring or promotion events.  In each case, awards are made on the date of appointment or at the next subsequent scheduled Compensation Committee meeting.  We do not engage in any plan or practice to coordinate the timing of equity awards with the release of material non-public information.

Stock Ownership Guidelines and Retention.  We have adopted stock ownership guidelines for all corporate and divisional (segment) officers.  Named executive officers are required to own stock having a value equal to the following specified multiples of base salary within 5 years of hire or promotion to a position as a corporate or divisional officer:

Title	Multiple of Base Salary
CEO	3.0
Executive Vice President	2.0
Senior Vice President	1.5

The value of stock held is determined by shares directly or indirectly held, vested common stock equivalents (restricted stock, etc.), vested stock options, and shares held in qualified retirement plan accounts.  The CEO and CFO have each attained the required level of ownership, and all other named executive officers have attained the minimum level or are on pace to attain such level within the specified period.  In addition to the stock ownership guidelines, for many years the CEO has shared an expectation with executive officers that equity awards are to be viewed as a long-term equity accumulation plan.  In the past five years, for example, no stock attributable to equity awards has been disposed of by our executive officers except in connection with the payment of income tax liabilities attributable to those awards or in anticipation of retirement.

Supplemental Retirement Plans.  The Company currently maintains three supplemental retirement plans (the “SERPs”).  The SERPs are intended to provide retirement benefits on compensation in excess of the Internal Revenue Code’s limitation on compensation that may be taken into account under tax-qualified retirement plans.  These plans are therefore intended to place the named executive officers in a comparable position with other salaried employees with respect to the proportion of retirement income to be paid in relationship to compensation.  Benefits under the SERPs create a long-term continuity of interest with the Company as a result of the vesting schedule, and the unfunded nature of the SERPs offers significant personal incentive with respect to maintaining the soundness of the Company’s financial condition.  The SERPs are intended to provide benefits comparable to those provided to other paper industry executives included in the peer group.  The Pension Benefits table and accompanying footnotes on page 25 contain detailed information about benefits under the SERPs.  The following descriptions provide additional details:

•

Traditional SERP.  For many years, the Company had maintained a supplemental retirement plan (the “Traditional SERP”) that was intended to provide deferred compensation to the Company’s executive officers .  Executive officers became participants in the Traditional SERP as of the first day on which the officer was employed by the Company in an executive officer capacity.  The Company’s CEO and CFO are currently the only named executive officers who participate in the Traditional SERP.  The Committee amended the Traditional SERP to close participation to new participants effective June 12, 2008.

•

2008 SERP.  Effective June 12, 2008, the Company adopted the 2008 Supplemental Retirement Plan (the “2008 SERP”) for participation by executive officers that are designated by the Committee for participation.  The 2008 SERP was intended to provide the Committee with greater flexibility and discretion regarding participation, benefit levels, and vesting requirements.  Current participants in the Traditional SERP are not eligible to participate in the 2008 SERP, and no other executive officer of the Company currently participates in the 2008 SERP.

•

2009 Defined Contribution SERP.  On October 17, 2008, the Committee adopted the 2009 Defined Contribution Supplemental Retirement Plan (the “2009 Defined Contribution SERP”) to provide supplemental retirement benefits to executive officers beginning in 2009.  Participation under the 2009 Defined Contribution SERP will be subject, in all cases, to the discretion of the Committee.  Current participants in the Traditional SERP are not eligible to participate in the 2009 Defined Contribution SERP.  Under the 2009 Defined Contribution SERP, participants will receive an annual Company contribution equal to 8.5% of base compensation in excess of the IRS limit for qualified plans (currently $245,000), plus 13% of cash incentive compensation.  A participant’s account will be credited with interest at a rate equal to the prime rate of interest in effect on the first day of each calendar quarter.  Participants will vest upon completing 10 years of service as a participant (including prior service as a direct report to the CEO) and attaining age 55, although the Committee has discretion to specify other age or service requirements.  Accounts are distributable beginning on the date following termination, which is selected by the participant, but not later than age 65.  Distribution can be made in a lump sum or in various installments over a period selected by the participant, but not in excess of 120 monthly installments.  The plan is unfunded and contains forfeiture provisions in the event a participant violates confidentiality or restrictive covenant provisions or incurs a termination of employment for cause.  Messrs. Newell, Wildenberg, and Medvecz currently participate in the 2009 Defined Contribution SERP.

Deferred Compensation Plan.  Prior to December 17, 2008, executive officers were eligible to participate in a deferred compensation plan under which they could elect to defer up to 50% of base salary and 100% of incentive compensation.  The accounts of participants were credited with interest at the prime rate of interest in effect on the first day of each calendar quarter.  The plan was unfunded, and participation in the plan was intended to align the interests of participants with the long-term interests of shareholders in maintaining the financial strength and well-being of the Company.  Administration of the Deferred Compensation Plan had become increasingly complex, however, and few eligible employees participated under the plan in recent years.  With these factors in mind, the Committee terminated the plan on December 17, 2008, so that deferrals were no longer permitted after that date.  The benefits of all Deferred Compensation Plan participants were distributed in a single lump sum on December 21, 2009.  Specific information on amounts deferred and interest credited to participants under the deferred compensation program can be found in the Nonqualified Deferred Compensation table on page 26.

Perquisites.  Each named executive officer may receive a country club membership and an allowance for professional fees.  Relocation expenses are reimbursed in accordance with a Company program for salaried employees.  While named executive officers may use the Company plane for personal travel when it is not in use on Company business, actual use has been very limited.  We do not consider perquisites to be a material element of the compensation program for executive officers.

Termination and Change in Control Arrangements.  The Company does not maintain any employment or change in control agreements for its executive officers.  We anticipate that if circumstances arise in which such arrangements may be appropriate to retain executive officers, we will give due consideration to implementing appropriate arrangements.

Upon a change in control of the Company, all equity awards under the 2000 Stock Incentive Plan will become fully vested and we will have the discretion to cancel outstanding options and make a lump sum cash payment to optionees.  See “Termination and Change in Control Arrangements” on page 27.  We do not consider change in control or severance arrangements to be a material element of the compensation program for executive officers.

Tax Considerations.  We are aware that, except for certain plans approved by shareholders, Section 162(m) of the Internal Revenue Code of 1986, as amended, limits deductions to $1 million for compensation paid to the CEO and each of the four most highly paid executive officers named in the summary compensation table who are officers on the last day of the year.  We review the Section 162(m) limit and its application to the compensation paid to our executive officers as part of our overall compensation policy.

Compensation Committee Report

We have reviewed and discussed with management the Compensation Discussion and Analysis contained under that heading in this proxy statement.  On the basis of our review and discussions, we have recommended that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K for the year ended December 31, 2009, and this proxy statement.

Compensation Committee

Andrew N. Baur (Chairman)

Gary W. Freels

G. Watts Humphrey, Jr.

Summary Compensation Table for 2009

The following table sets forth the compensation awarded to, earned by, or paid by us and our subsidiaries during the year ended December 31, 2009, to our principal executive officer, principal financial officer, and the three most highly compensated other executive officers as of December 31, 2009, whose total compensation exceeded $100,000.  Another officer who led one of the Company’s business units until September 30, 2009, is also included in the table.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)	Total ($)

Thomas J. Howatt,	2009	$801,021	$0	$1,016,900	$ 0	$1,160,851	$1,762,049	$ 9,825(4)	$4,750,646
President and CEO	2008	$800,000	$0	$ 424,721	$ 0	$ 374,080	$ 974,614	$ 9,142(4)	$2,582,557
	2007	$771,020	$0	$ 107,401	$ 0	$ 764,463	$ 917,820	$44,620	$2,605,324

Scott P. Doescher,	2009	$332,209	$0	$ 283,591	$ 51,500	$ 404,174	$ 162,800	$ 5,456(4)	$1,239,730
Executive Vice President,	2008	$330,000	$0	$ 98,997	$ 0	$ 131,456	$ 250,473	$ 5,865(4)	$ 816,791
Finance,	2007	$301,020	$0	$ 35,994	$ 0	$ 249,194	$ 85,744	$ 6,660	$ 678,612
Secretary and Treasurer

Henry C. Newell*	2009	$325,000	$0	$ 285,335	$ 175,750	$ 226,688	$ 13,884	$32,730(4)	$1,059,387
Senior Vice President,
Paper

Michael R. Wildenberg*	2009	$331,021	$0	$ 183,153	$ 105,750	$ 318,000	$ 27,212	$5,600(4)	$ 970,736
Senior Vice President,
Towel & Tissue

Daniel R. Trettin*	2009	$226,500	$0	$ 0	$ 0	$ 221,064	$ 0	$109,441(4)(5)	$ 557,005
Senior Vice President,	2008	$302,000	$0	$ 75,504	$ 0	$ 116,648	$ 130,597	$ 5,865(4)	$ 630,614
Printing & Writing	2007	$290,408	$0	$ 29,002	$ 0	$ 102,837	$ 681,638	$ 42,996	$1,146,881

Patrick J. Medvecz*	2009	$220,000	$0	$ 108,568	$ 29,100	$ 150,744	$ 33,207	$ 5,390(4)	$ 547,009
Vice President
Mfg. & Technology

*   Messrs. Newell and Wildenberg were each promoted to the senior vice president level on January 1, 2009, and neither they nor Mr. Medvecz have previously been included in the Summary Compensation Table.  Mr. Trettin led the Company’s Printing & Writing business unit until his departure from the Company on September 30, 2009, after which Mr. Newell provided leadership to both the Specialty Products and Printing & Writing business units.  Effective January 1, 2010, the Company’s Specialty Products and Printing & Writing business units were combined into a single business unit referred to as the Paper segment.

(1) The amounts indicated with respect to 2009 represent the grant date fair value for awards of restricted stock, restricted stock units, and stock options.  The grant date fair values were computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Subtopic 718-10.  Amounts may also include awards for more than one year.  All amounts represent potential future income calculated for financial reporting purposes; actual amounts recognized by the named executive officers may be materially different depending on, among other things, the Company’s stock price performance and the period of service of the executive.  Additional information concerning the recognition of compensation expense and the assumptions used in the calculation of compensation expense attributable to these awards is set forth in Note 9 to the Notes to Consolidated Financial Statements included in Item 8 of the Company’s Form 10-K for the year ended December 31, 2009.

(2) Cash incentive compensation earned by officers based on the 2009 Company financial performance and satisfaction of individual performance objectives under the 2009 Cash Incentive Compensation Plan.

(3) The amounts indicated represent the change in the actuarial present value in 2009 of each officer’s accrued retirement benefit:

	Change in Pension Value
	Retirement Plan	Supplemental Retirement Plan
Mr. Howatt	$89,211	$1,672,839
Mr. Doescher	$55,327	$107,473
Mr. Newell	$13,884	–
Mr. Wildenberg	$27,212	–
Mr. Medvecz	$33,207	–

The amounts indicated also include an increase in actuarial present value of $22,625 with respect to Mr. Howatt under the director retirement plan.  Mr. Trettin left the Company on September 30, 2009, prior to full vesting of his supplemental retirement plan benefits; consequently, Mr Trettin is not included in the table above.

(4) Due to economic conditions, the Company froze its matches to the 401(k) plan for all employees effective as of March 31, 2009.  Contributions under the Company’s 401(k) plan (prior to March 31, 2009) and credits payable under the Company’s flexible benefit plan during 2009 were as follows:

	401(k)	Flexible Benefits Plan
Mr. Howatt	$6,248	$3,577
Mr. Doescher	$5,456	$ 0
Mr. Newell	$3,984	$ 0
Mr. Wildenberg	$3,194	$2,406
Mr. Trettin	$4,900	$ 0
Mr. Medvecz	$3,058	$2,332

(5) Amount shown includes accrued vacation (in the amount of $29,038) and severance payments (in the amount of $75,503) received by Mr. Trettin in connection with his termination of employment on September 30, 2009.

Grants of Plan-Based Awards for 2009

The following table indicates potential cash incentive compensation under our incentive plans based on 2009 performance and equity awards granted in 2009.  Actual cash incentive compensation earned in 2009 is included in the Summary Compensation Table on page 21.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)

		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Thomas J. Howatt	–	$208,000	$611,000	$1,200,000	–	–	–	–	–	–	–
	1/5/09	–	–	–	18,132	40,979	72,529	–	–	$11.03	$800,000

Scott P. Doescher	–	$86,000	$218,000	$ 412,500	–	–	–	–	–	–	–
	1/5/09	–	–	–	5,984	13,523	23,935	–	–	$11.03	$264,000

Henry C. Newell	–	$ 65,000	$135,000	$ 325,000	–	–	–	–	–	–	–
	1/5/09	–	–	–	4,420	10,608	19,153	–	–	$11.03	$211,250

Michael R. Wildenberg	–	$ 66,000	$178,000	$ 330,000	–	–	–	–	–	–	–
	1/5/09	–	–	–	4,488	10,771	19,447	–	–	$11.03	$214,500

Daniel R. Trettin	–	$ 63,000	$137,000	$ 302,000	–	–	–	–	–	–	–
	1/5/09	–	–	–	–	–	–	–	–	$11.03	$ 0

Patrick J. Medvecz	–	$ 35,000	$ 86,000	$ 165,000	–	–	–	–	–	–	–
	1/5/09	–	–	–	1,995	4,508	7,979	–	–	$11.03	$ 88,000

(1)  Amounts represent 2009 incentive compensation that could have been earned if 2009 financial and/or individual performance requirements under the 2009 Cash Incentive Compensation Plan for executive officers had been attained.  Amounts indicated as “Target” represent amounts that would have been paid or awarded if the 2009 operating plan targets had been met.  The incentive plans did not set a specific target level, but instead established potential payments based on satisfaction of individual performance objectives, the return on capital employed achieved within a range of 3% to 13%, and, in the case of certain officers, the segment operating profits achieved within a specified range.  Amounts indicated as “Threshold” reflect the past three year’s historic average payouts as a percentage of base salary for achievement of individual performance objectives with no payment based on Company or segment performance.  Amounts indicated as “Maximum” represent amounts that would have been payable upon achievement of all individual objectives and achievement of return on capital employed and segment operating profits at or above, in each case, the top of the range.  See “Compensation Discussion and Analysis – Elements of Our Executive Compensation Program – 2009 Cash Incentive Compensation Plan.”

(2)  Actual awards under 2009 Equity Incentive Compensation Plan.  Dividend equivalents in the form of additional restricted stock units are earned on each award and are paid at distribution of award.  See “Compensation Discussion and Analysis – Elements of Our Executive Compensation Program – 2009 Equity Incentive Compensation Plan.”  Mr. Trettin left the Company on September 30, 2009, prior to full vesting of his equity incentive plan awards; consequently, Mr. Trettin will not receive any future pay outs under our equity incentive plan.

(3)  Amounts indicated represent the grant date fair value of restricted stock units ($11.03).  The grant date fair values were computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Subtopic 718-10.  Additional information concerning the assumptions used in determining the grant date fair value of these awards is set forth in Note 9 to the Notes to Consolidated Financial Statements included in Item 8 of the Company’s Form 10-K for the year ended December 31, 2009.

2010 Cash Incentive Compensation Plan.  Cash incentive compensation awards are made under the 2010 Cash Incentive Compensation Plan for Executive Officers.  Incentive compensation based on Company performance takes into account earnings per share and segment operating profits based upon the position and job responsibilities of the individual named executive officer.  Incentive compensation attributable to the attainment of earnings per share can be earned within a range of targeted return on capital employed of between 5% and 14%, with the maximum incentive being attained at a return of 14%.  Operating profit ranges established for each of our business segments are determined based on the company’s range of return on capital employed.  Due to differences in market conditions, product mix, and economic conditions for each of our segments, operating profit ranges vary significantly among the segments.  We expect that the earned incentive compensation attributable to segment operating profits will not attain the maximum incentive amount in 2010.

2000 Stock Incentive Plan.  All awards of restricted stock units and stock options are made under the terms of the 2000 Stock Incentive Plan, including all awards made to the Company’s annual performance-based equity plans and all other individual grants.  Equity awards under the plan are granted subject to such performance-based or service conditions as the Committee determines to be appropriate under the circumstances.  Restricted stock units may be settled in cash in the discretion of the Committee.  Under current policy, performance-based restricted stock units may, at the election of the grantee, be settled in cash to the extent of the grantee’s tax withholding liability.  Options may be awarded for a maximum term of 10 years at an exercise price not less than the closing price of our stock on the date of grant.  Options must be exercised within 90 days of the termination of employment for reasons other than retirement, death, or disability, in which cases, extended exercise periods of up to one year (in case of death) or two years (in case of retirement) apply.  See “Compensation Discussion and Analysis – Elements of Our Executive Compensation Program – 2009 Equity Incentive Compensation Plan,” page 17, for more information on awards under the 2009 Equity Incentive Compensation Plan.

Outstanding Equity Awards at Fiscal Year-End 2009

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Thomas J.	50,000	–	–	$12.36	12/16/25	44,594(10)	$517,290	–	–
Howatt	10,000	–	–	$13.69	04/21/25	18,351(13)	$212,872
	50,000	–	–	$17.40	12/17/24	30,000(12)	$348,000
	6,000	–	–	$10.71	12/13/21	6,000(13)	$ 68,640
	15,000	–	–	$ 8.97	08/07/20
	350,000	–	–	$ 8.97	08/07/20
	86,205	–	–	$15.88	01/23/19
	5,000(1)	–	–	$17.69	10/16/16
	6,250(2)	–	–	$18.51	10/18/15
	18,750(3)	–	–	$18.51	09/01/15
	9,168	–	–	$17.12	04/01/13
	2,444(4)	–	–	$13.13	02/19/12
Scott P.	–	25,000(5)	–	$11.44	01/01/19	14,716(10)	$170,706	–	–
Doescher	25,000	–	–	$12.36	12/16/25	6,056(11)	$ 70,250
	6,000	–	–	$10.71	12/13/21	5,000(14)	$ 58,000
	95,000	–	–	$13.00	05/01/21
	5,000	–	–	$17.16	12/17/18
Henry C.	–	25,000(6)	–	$ 9.55	10/01/19	12,078(10)	$140,105	–	–
Newell	–	50,000(5)		$11.44	01/01/19	4,473(11)	$ 51,887
	16,666	8,334(7)		$10.26	10/19/27	5,000(14)	$ 58,000
						5,000(15)	$ 58,000
Michael R.	–	50,000(8)	–	$11.44	01/01/19	12,263(10)	$142,251	–	–
Wildenberg	10,000	–	–	$12.98	09/15/23	4,542(11)	$ 52,687
	3,000	–	–	$10.71	12/13/21
	10,000	–	–	$ 8.91	10/19/20
Daniel R.	–	–	–	–	–	–	–	–	–
Trettin	–	–	–	–	–	–	–	–	–
Patrick J.	–	10,000(6)	–	$ 9.55	10/01/19	4,906(10)	$ 56,910
Medvecz	16,666	8,334(9)	–	$ 9.12	12/03/27	2,019(11)	$ 23,420
	3,000	–	–	$10.71	12/13/21	3,000(16)	$ 34,800
	5,000	–	–	$ 8.91	10/19/20

(1)  Does not include dividend equivalents with respect to 1,934 shares that are payable only in cash upon exercise and with a value of $22,442 at 12/31/09.

(2)  Does not include dividend equivalents with respect to 2,508 shares that are payable only in cash upon exercise and with a value of $29,097 at 12/31/09.

(3)  Does not include dividend equivalents with respect to 7,593 shares that are payable only in cash upon exercise and with a value of $88,086 at 12/31/09.

(4)  Does not include dividend equivalents with respect to 1,103 shares that are payable only in cash upon exercise and with a value of $12,804 at 12/31/09.

(5)  Award of options that vest on January 1, 2011.

(6)  Award of options that vest on October 1, 2011.

(7)  Award of options that vest in equal increments over three years, i.e., 8,334 shares will vest on October 19, 2010.

(8)  Award of options that vest in equal increments over two years, i.e., 25,000 shares will vest on January 1, 2010, and 25,000 shares will vest on January 1, 2011.

(9)  Award of options that vest in equal increments over three years, i.e., 8,334 shares will vest on December 3, 2010.

(10) Performance conditions relating to the Company’s financial performance in 2009 were met.  Vesting remains subject to the officers’ continued employment as an executive officer (except in cases of retirement, death, or disability) through December 31, 2010.  Amounts indicated include shares attributable to dividend equivalents earned on the award.

(11) Awards vest on January 5, 2011.

(12) Award of restricted stock that vests in increments of 15,000 shares each year, i.e., 15,000 shares will vest on January 5, 2010, and 15,000 shares will vest on January 5, 2011.

(13) Award of restricted stock that vests in increments of 6,000 shares each year, i.e., 6,000 shares will vest on December 31, 2010.

(14) Award of restricted stock that vests on January 1, 2011.

(15) Award of restricted stock that vests on October 1, 2011.

(16) Award of restricted stock that vests on January 5, 2011.

Option Exercises and Stock Vested in 2009

The following table indicates options exercised by and restricted stock and restricted stock units that vested for our named executive officers in 2009.

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized
	Acquired on Exercise	Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)	($)
Thomas J. Howatt	–	–	42,677(1)	$497,604
Scott P. Doescher	–	–	12,967(1)	$150,423
Henry C. Newell	–	–	4,421(1)	$ 51,285
Michael R. Wildenberg	–	–	3,860(1)	$ 44,786
Daniel R. Trettin	–	–	9,890(2)	$ 98,902
Patrick J. Medvecz			4,322(1)	$ 50,137

(1)  Represents vesting of restricted stock units upon satisfaction of financial performance conditions for the 2008 fiscal year and units eligible for distribution after satisfaction of service requirements on December 31, 2009.  Includes additional units earned on award as dividend equivalents.  In the case of Mr. Howatt, the total also includes 6,000 shares of restricted stock that vested upon satisfaction of service requirements.

(2)  Represents vesting of restricted stock units upon satisfaction of financial performance conditions for the 2008 fiscal year and units eligible for distribution after satisfaction of service requirements in 2009 due to attainment of vested retirement age.  Includes additional units earned on award as dividend equivalents.

Pension Benefits for 2009

The following table presents information concerning actuarially determined retirement benefits of our named executive officers as of the pension plan measurement date used for our 2009 financial statement reporting.

		Number of Years	Present Value of	Payments During
		Credited Service	Accumulated Benefit	Last Fiscal Year
Name	Plan Name(1)	(#)	($)(1)	($)
Thomas J. Howatt	Retirement Plan	29	$ 863,261	$ 0
	Supplemental Retirement Plan	17(2)	$7,100,148(3)	$ 0

Scott P. Doescher	Retirement Plan	24	$ 378,877	$ 0
	Supplemental Retirement Plan	8(2)	$ 978,041	$ 0

Henry C. Newell	Retirement Plan	2	$ 24,208	$ 0

Michael R. Wildenberg	Retirement Plan	28	$ 593,163	$ 0

Daniel R. Trettin	Retirement Plan	2	$ 0	$48,189
	Supplemental Retirement Plan	2(2)	$ 0	$ 0

Patrick J. Medvecz	Retirement Plan	16	$ 138,724	$ 0

(1)  See Note 7 to the Notes to Consolidated Financial Statements included in Item 8 of the Company’s Form 10-K for the year ended December 31, 2009, for a discussion of the valuation method and material assumptions applied in quantifying the present value of the current accumulated benefit.  Messrs. Howatt and Doescher participate in the Company’s Traditional SERP.  Mr. Trettin also participated in the Traditional SERP while he was employed with the Company; however, he did not become fully vested in his account balances.  Messrs. Newell, Wildenberg, and Medvecz participate in the Company’s 2009 Defined Contribution SERP.  See “Executive Compensation – Compensation Discussion and Analysis – Elements of Our Executive Compensation Program.”

(2)  Includes service only as an executive officer.

(3)  Amount shown includes an increase in actuarial present value of $22,625 with respect to Mr. Howatt’s participation in the director retirement plan.

Retirement Plan.  Our tax-qualified retirement plan covers all salaried employees and bases a participant’s pension on the value of a hypothetical account balance in the plan.  A participant will receive an annual credit to his account equal to 4.25% of salary and incentive compensation up to the Social Security taxable wage base and 8.5% of the salary and incentive compensation in excess of the taxable wage base up to the IRS taxable wage base limitation ($245,000 in 2009), plus an interest credit on all prior accruals equal to a rate determined under the Internal Revenue Code.  Benefits may be paid in lump sum or other actuarial equivalent form by converting the hypothetical account balance credits into small life annuity form payable at normal retirement age (65).  Participants become eligible for early retirement upon completion of at least ten years of service and attainment of age 55.  Benefits paid prior to normal retirement age are reduced to the actuarial equivalent of the normal retirement benefit.  Mr. Howatt is eligible for early retirement under the plan.

Supplemental Retirement Plans.  Executive officers also participate in certain nonqualified SERPs under which benefits are determined by compensation without regard to limitations contained in the retirement plan.  For the CEO and CFO, who participate in the Traditional SERP, the plan will provide the executive officer with a retirement benefit equal to 50% of his average salary and bonus upon retirement at age 62 with early retirement benefits payable at age 55.  No benefits vest unless the participant is employed as an executive officer at age 55 and has completed ten years of service as an executive officer.  The Traditional SERP provides for an offset of benefits payable under the retirement plan.  Accrued benefits under the Traditional SERP will be paid in a lump sum in the event of a change in control of the Company, as defined in the plan document.  Mr. Howatt was eligible for early retirement under the Traditional SERP as of December 31, 2009.

Messrs. Newell, Wildenberg, and Medvecz participate in the Company’s 2009 Defined Contribution SERP, which is also designed to provide supplemental retirement benefits that are determined without regard to limitations contained in the retirement plan.  Under this plan, participants receive an annual Company contribution equal to 8.5% of base compensation in excess of the IRS limit for qualified plans ($245,000 in 2009), plus 13% of cash incentive compensation.  A participant’s account is credited with interest at a rate equal to the prime rate of interest in effect on the first day of each calendar quarter.  Participants vest upon completing ten years of service as a participant (including prior service as a direct report to the CEO) and attaining age 55, although the Committee has discretion to specify other age or service requirements.  Accounts are distributable beginning on the date following termination, which is selected by the participant, but not later than age 65.  Distribution can be made in a lump sum or in various installments over a period selected by the participant, but not in excess of 120 monthly installments.  The plan is unfunded and contains forfeiture provisions in the event a participant violates confidentiality or restrictive covenant provisions or incurs a termination of employment for cause.

Nonqualified Deferred Compensation for 2009

Our 2005 Executive Deferred Compensation Plan permitted an executive officer of the Company to elect to defer up to 50% of his base salary and 100% of his incentive compensation.  A similar plan was maintained through 2004 and aggregate balance information includes both plans.  The amounts deferred were credited with interest at the prime rate, adjusted quarterly, from the date of deferral.  Due to the plan’s termination on December 17, 2008, all accrued balances remaining on December 21, 2009, were distributed in a single lump sum on that date.  No deferrals could be made after December 17, 2008, but interest continued to accrue on accrued balances until November 30, 2009.  The following table presents information concerning deferred compensation benefits of our named executive officers under executive officer deferred compensation plans.

	Executive	Registrant	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings in Last	Withdrawals/	Aggregate Balance
	Last FY	Last FY	FY	Distributions	at Last FYE
Name	($)(1)	($)	($)(1)	($)	($)(2) (3)
Thomas J. Howatt	$ 0	$ 0	$104,235(2)	$3,323,710	$265,247

Scott P. Doescher	$ 0	$ 0	$ 12,216	$ 416,630	$ 0

Henry C. Newell	$ 0	$ 0	$ 0	$ 0	$ 0

Michael R. Wildenberg	$ 0	$ 0	$ 3,587	$ 122,418	$ 0

Daniel R. Trettin	$ 0	$ 0	$ 4,042	$ 137,861	$ 0

Patrick J. Medvecz	$ 0	$ 0	$ 0	$ 0	$ 0

(1)  All amounts are included in the Summary Compensation table as compensation reported for current fiscal year.  No aggregate earnings are included in the Summary Compensation Table.

(2)  Except with respect to Mr. Howatt, amounts shown represent year-end balances under executive officer deferred compensation plans.  Mr. Howatt’s balance includes 22,866 common stock equivalents with a value of $265,247 under our Directors’ Deferred Compensation Plan.  Mr. Howatt’s account in the Directors’ Deferred Compensation Plan is invested solely in common stock equivalents.  Aggregate earnings includes a gain of $6,784 with respect to the directors’ plan based on year-end value of dividend equivalents paid on Mr. Howatt’s accumulated balance and the common stock equivalents allocated to Mr. Howatt’s account.

(3)  The amount of the aggregate balance that had previously been reported as compensation in the Summary Compensation Table for 2008 and 2007 is:

Thomas J. Howatt	$1,396,174
Scott P. Doescher	$ 87,893
Henry C. Newell	$ 0
Michael R. Wildenberg	$ 0
Daniel R. Trettin	$ 102,837
Patrick J. Medvecz	$ 0

Termination and Change in Control Arrangements

No executive officers of the Company are covered by employment or change in control agreements that provide for payments of benefits not available to all other salaried employees of the Company, although certain of the Company’s equity or retirement plans provide for the full vesting and cash out or acceleration of benefits (in certain instances) otherwise due under the plans.

Under the term of the Company’s supplemental retirement plans for executive officers, upon a termination of employment following a change in control of the Company, the executive officers will be fully vested in their accrued normal retirement benefit.  See “Executive Compensation—Compensation Discussion and Analysis—Elements of Our Compensation Program.”  In addition, if the circumstances surrounding the change in control meet the definition of “change in control” under the Internal Revenue Code rules for nonqualified deferred compensation plans, the executive officer will receive the lump sum present value of the executive’s accrued normal retirement benefit.  In addition, under the directors’ and deferred compensation plans, upon a termination of employment within one year of a change in control, which also meets the definition of “change in control” under the Internal Revenue Code rules for nonqualified deferred compensation plans, the entire balance of the director’s account will be distributed in a lump sum.

All equity awards vest upon retirement or a change in control of the Company and the value of all restricted stock units, stock appreciation rights, and dividend equivalents will be distributed.  The Compensation Committee has the discretion to cancel stock option awards outstanding under the plan in the event of a change in control and to pay the holders of such cancelled options a lump sum cash payment equal to the excess of (1) the greater of (a) highest price in any tender or exchange offer for the Company’s stock resulting in the change in control, or (b) the highest fair market value of the Company’s stock on any day in the 60-day period ending on the effective date of the change in control over (2) the exercise price of the options.  Stock appreciation rights and dividend equivalents may also be exercisable at the election of the holder according to the same formula described in the preceding sentence.

For purposes of these plans, a “change in control” of the Company means:

•

the acquisition of 20% or more of the Company’s common stock by a person or group (excluding stock acquired from the Company or acquired by an employee benefit plan sponsored by the Company);

•

a change in the composition of the Board so that the incumbent directors on the effective date of the plan (or the successive directors approved by them) no longer constitute a majority of the directors;

•

shareholder approval of a merger in which (1) the Company’s shareholders will beneficially own less than 60% of the shares of the new combined entity in substantially the same proportion as shares of the Company were beneficially owned immediately prior to the merger, (2) any person will own at least 25% of the stock of the combined entity, and (3) less than a majority of the members of the board of directors of the new entity were members of the Board at the time the agreement was signed or approved by the Board; and

•

shareholder approval of a liquidation or dissolution of the Company.

Certain of the plans include exceptions that permit certain descendants or family members of Aytchmonde P. Woodson or David B. Smith to acquire up to 35% of the stock of the Company before a change in control would be triggered by these provisions.

Amounts that would have been payable to named executive officers under the SERP and the directors’ deferred compensation plan had a termination of employment (including one related to change in control) occurred on December 31, 2009, are indicated, respectively, in the “Present Value of Accumulated Benefit” column in the Pension Benefits table on page 25 and in the “Aggregate Balance at Last FYE” column in the Nonqualified Deferred Compensation table on page 26.  The following table indicates the value of all restricted stock units that would have vested upon the retirement, death, or disability of our named executive officers on December 31, 2009, and additional amounts that would have been paid to our named executive officers with respect to stock options, restricted stock, restricted stock units, stock appreciation rights, and dividend equivalents, assuming the Committee elected to cancel all outstanding stock options, restricted stock, restricted stock units, stock appreciation rights, and dividend equivalents upon a change in control and termination of employment of the officers that was effective as of December 31, 2009.

	Potential Payments
	Retirement, Death, or Disability	Termination Following Change in Control
Name	Restricted Stock(1)			SARs and
		Options(3)	Restricted Stock(4)	Dividend Equivalents(3)
Thomas J. Howatt	$1,147,764	$226,310	$ 61,895	$8,015
Scott P. Doescher	$ 298,956(2)	$ 22,910	$314,676	–
Henry C. Newell	$ 307,992(2)	$131,864	$324,188	–
Michael R. Wildenberg	$ 194,947	$ 46,430	$ 10,252	$ 0
Daniel R. Trettin	$ 0(2)	$ 0	$ 0	–
Patrick J. Medvecz	$ 115,130(2)	$ 68,224	$121,184	–

(1)  Based on closing price of Company stock on December 31, 2009 ($11.60).

(2)  In the event of a retirement, these amounts will not be vested until the officer becomes eligible for retirement under the terms of the 2000 Stock Incentive Plan.  In the event of death or disability, these amounts would be fully vested under the terms of the agreement.

(3)  Amount shown represents additional amount named executive officers would be entitled to receive under the change in control provisions applicable to such awards.  Change in control benefit represents additional value attributable to deemed exercise at highest Company stock price in the 60-day period preceding December 31, 2009 ($12.21) compared to price at which executive could have exercised vested award at December 31, 2009, in absence of a change in control ($11.60).

(4)  Represents additional value named executive officers would be entitled to receive over the exercise value of vested restricted stock awards at December 31, 2009, under the change in control provisions applicable to those awards and attributable to deemed exercise at highest Company stock price in the 60-day period preceding December 31, 2009 ($12.21) compared to price at which executive could have exercised vested award at December 31, 2009, in absence of a change in control ($11.60).

Proposal No. 2 – Approval of 2010 Stock Incentive Plan

The following summary of the material features of the Wausau Paper Corp. 2010 Stock Incentive Plan (the “2010 Plan”) does not purport to be complete and is qualified by reference to the text of the 2010 Plan document.  A copy of the 2010 Plan document is attached as Appendix B.

The Board of Directors recommends a vote FOR approval of the 2010 Plan.

Adoption and Purpose of the 2010 Plan

On February 16, 2010, upon recommendation of the Compensation Committee, the Board adopted the 2010 Plan, subject to the approval of the shareholders at the annual meeting.  The purpose of the 2010 Plan is to enable us to attract and retain management-level employees and directors, link stock-based individual participant incentives directly to our financial performance, and increase shareholder value.  The 2010 Plan contemplates several different types of awards, including stock options, restricted stock, “performance units,” and other stock-based grants.  Further discussion regarding these potential awards can be found below.

Background Regarding the Proposal

Our current equity incentive plan is the Wausau Paper Corp. 2000 Stock Incentive Plan (the “2000 Plan”), which was last approved by shareholders at the annual meeting held in April 2004.  The 2000 Plan will expire on June 21, 2010, and the Company does not anticipate making any additional grants under the 2000 Plan prior to its expiration date.  Given the impending expiration of the 2000 Plan and the importance of equity compensation to our total compensation program, the Board adopted the 2010 Plan at its meeting on February 16, 2010, and is recommending that it be approved by the shareholders at the annual meeting.

Certain Provisions Included in the 2010 Plan

The 2010 Plan includes the following provisions:

•

The aggregate number of shares of common stock subject to the 2010 Plan is 2,500,000 shares, representing approximately 5% of the total number of shares outstanding as of the record date; outstanding options under the 2000 Plan that are forfeited will not be added to the 2010 Plan.

•

The exercise price for options awarded under the 2010 Plan cannot be less than the fair market value of the Company’s common stock on the date of grant.

•

The exercise price for options awarded under the 2010 Plan cannot be repriced without shareholder approval, except to reflect stock splits, stock dividends, or changes to the capital structure of the Company, and the Compensation Committee may not grant any “reload” stock options (stock options that grant additional options upon exercise of the original) under the 2010 Plan.

•

The maximum term for exercising any options awarded under the 2010 Plan is 10 years.

•

“Dividend equivalents” (i.e., payments equivalent to dividend payments made to shareholders) are not paid on performance units until those performance units have vested.

•

“Change of control” benefits (i.e., immediate vesting of outstanding awards) are not triggered under the 2010 Plan unless a change of control, as defined in the 2010 Plan, actually occurs.

•

Awards made under the 2010 Plan to our non-employee directors must vest over a minimum of three years.

•

The 2010 Plan includes provisions that would allow us to recoup awards if payment or vesting was based on financial or other criteria that are later determined to be materially inaccurate.

The complete text of the 2010 Plan is attached as Appendix B.

Administration and Grants of Awards

The 2010 Plan is administered by the Compensation Committee of the Board.  Messrs. Baur (Chairman), Humphrey, and Freels serve as members of the Compensation Committee.  The Compensation Committee is authorized, in its sole discretion, to select those eligible employees who will receive awards under the 2010 Plan, determine the number of shares covered by those awards and the timing of those awards, impose conditions on the vesting or exercise of awards, and administer and interpret the 2010 Plan.  Awards under the 2010 Plan may include incentive stock options, non-qualified stock options, restricted stock, performance units, dividend equivalent payments, and other stock-based grants.

Persons Eligible to Receive Awards

Salaried employees of the company or its subsidiaries who function in management, administrative or professional capacities; prospective salaried employees who will function in one of those capacities and who have accepted offers of employment; and our directors are eligible to participate in the 2010 Plan.  Membership in the eligible class of persons does not provide a right to participate in the 2010 Plan.  Awards will be granted only to those eligible persons who are selected by the Compensation Committee.  As of the date of this proxy statement, we estimate that the number of eligible persons under the 2010 Plan is approximately 30.

Awards under the 2010 Plan

Options

General.  Options awarded to employees under the 2010 Plan may be either incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or options that do not satisfy the requirements of the Code for ISOs (“non-qualified options”).  Only employees of the Company or its subsidiaries may be awarded ISOs.

Shares to be Awarded.  The number of shares that may be awarded under an ISO in any particular year is limited to that number which, when the option first becomes exercisable, will have a value that is not in excess of $100,000.  No employee may be awarded options with respect to more than 500,000 shares (subject to adjustment for future stock splits, stock dividends or other similar increases in the number of shares outstanding) in any calendar year.

Exercise Price.  All options must be awarded at an option price that is not less than the fair market value of the common stock on the date the option is awarded, which means that the Committee is prohibited from awarding “in the money” options at the time of the award.  For purposes of the plan, the “fair market value” of a share of common stock generally means the closing price as reported on the New York Stock Exchange Composite Tape.

Payment for Options.  No consideration is received by us when an option is awarded.  Upon exercise of an option, we will receive payment for the shares in cash or, with the consent of the Compensation Committee, an optionee may elect to deliver common stock owned by the optionee or to have shares withheld which have a fair market value equal to the exercise price.

Conditions to Exercise.  The Compensation Committee may establish various conditions or requirements that must be satisfied before an option becomes exercisable.  These conditions may require the attainment of certain performance goals by the Company or its subsidiaries, the passage of stated periods of time before the options vest, or any other conditions the Compensation Committee believes are reasonably related to the achievement of the purpose of the 2010 Plan.  The Compensation Committee may also waive or modify any such conditions in its sole discretion; however, the Committee has no authority to directly or indirectly lower the exercise price of a previously granted option.  The Compensation Committee’s discretion and authority to waive or modify conditions on awards is also subject to the limitations of Section 162(m) of the Code regarding performance-based compensation.

Term and Exercise Periods of Options.  The Compensation Committee may establish the term of any option, although all options must be exercised within ten years of their date of award.  Options must generally be exercised within three months of the optionee’s termination of employment, although extended exercise periods of up to two years are provided for in the case of retirement, death or disability.  Options are forfeited upon termination for cause as defined in the 2010 Plan.  Options are not transferrable, except upon the death of an optionee.

Restricted Stock, Performance Units, and Other Stock-based Grants

Restricted Stock.  Awards of restricted stock under the 2010 Plan will result in the transfer of stock to a participant subject to the satisfaction of any service or performance goals that the Compensation Committee determines is appropriate.  Monetary consideration may or may not be required, and, historically, the Compensation Committee’s awards of restricted stock have not involved any monetary consideration by the participant.  In the event the conditions are not satisfied, the restricted stock is forfeited and the certificates are cancelled.  Stock certificates representing the restricted stock will usually be held in escrow during the vesting period, but the participant is entitled to vote the shares.  Cash dividends paid on the stock will be held in escrow subject to the vesting of the underlying shares.

Performance Units.  Performance units may be paid, in the Compensation Committee’s discretion, in shares of stock on a one-to-one basis or in cash upon satisfaction of the service or performance goals imposed by the Compensation Committee in connection with the grant.  In connection with a grant of performance units, the Compensation Committee may also grant dividend equivalents, which provide for the additional crediting of units for the benefit of a participant based upon the fair market value of the stock on the date of dividend payment and the cash dividends paid on the number of shares equal to the units then held by the participant.  Dividend equivalents will be subject to the same conditions on vesting as the performance units to which they are related.

Other Stock-based Grants.  The Compensation Committee may also award other stock-based grants (e.g., stock appreciation rights) from time to time under the 2010 Plan.

Performance Goals

The 2010 Plan provides that grants of performance units, options, restricted stock, or other stock-based awards may be made based upon “performance goals.”  Performance goals applicable to awards that are intended to be exempt from the limitations of Section 162(m) of the Code are limited to specified levels of or increases in the Company’s (or one of its subsidiary’s) performance against various financial or non-financial target measurements.  Examples of potential performance measurements that may be chosen by the Compensation Committee include return on equity, diluted earnings per share, total earnings, and return on capital employed.  Nonfinancial measurements, such as customer satisfaction surveys and productivity, product diversification, and new or expanded market penetration may also be used by the Compensation Committee.  Performance goals may be measured on an absolute or relative basis.  Relative performance may be measured by a group of peer companies or by a financial market index.  If the Compensation Committee determines that a change in the business, operations, corporate structure, or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances or individual performance renders the performance objectives unsuitable, the Compensation Committee may, in some circumstances, modify the performance goals or the related minimum acceptable level of achievement.

In the event that the Compensation Committee determines that a performance goal was satisfied, and it is later determined by the Compensation Committee that the performance goal was based on statements of earnings, revenues, gains, or other criteria that are materially inaccurate, all affected stock option, restricted stock, and performance unit awards will be forfeited, and any common stock issued and cash paid to any participant for whom the performance goal was a vesting requirement is required to be returned and repaid to the Company.

Federal Income Tax Consequences

The following is a general summary of the principal federal income tax consequences associated with the award and exercise of options and the award and vesting of restricted stock and performance units under the 2010 Plan.  This discussion is based on the federal tax laws and regulations that are in effect on the date of this proxy statement.

Incentive Stock Options.  An award recipient will not generally recognize income upon the grant of an ISO and will not generally recognize income upon exercise of the option, provided that the award recipient is an employee of the company or a subsidiary at all times from the date of grant until three months prior to exercise.  However, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will be includable for purposes of determining any alternative minimum taxable income of an ISO award recipient.  If an award recipient who has exercised an incentive stock option sells the shares acquired upon exercise more than two years after the grant date and more than one year after exercise, capital gain or loss will be recognized equal to the difference between the sales price and the exercise price.  An award recipient who sells the shares within two years after the grant date or within one year after exercise will recognize ordinary compensation income in an amount equal to the lesser of the difference between (a) the exercise price and the fair market value of the shares on the date of exercise or (b) the exercise price and the sales proceeds.  Any remaining gain or loss will be treated as a capital gain or loss.  We will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the award recipient in this case.  The deduction will be allowable at the same time the award recipient recognizes the income.

Non-Qualified Options.  No income for federal tax purposes is required to be recognized by an award recipient at the time a non-qualified option is awarded.  Upon exercise of a non-qualified option, the award recipient will recognize ordinary income in an amount in excess of the fair market value of the shares on the date of exercise over the option price.  Upon exercise of a non-qualified option by an award recipient, we are entitled to a deduction equal to the amount of the ordinary income realized by the award recipient.

If an award recipient sells shares received upon the exercise of such a non-qualified option, the recipient will recognize capital gain income to the extent the sales proceeds exceed the fair market value of the shares on the date of exercise.  The recipient will recognize a capital loss if the sale proceeds are less than the fair market value of the shares on the date of the exercise.  The capital gains or losses are long-term in nature if the recipient has held the shares for at least one year and a day prior to selling it.

Restricted Stock.  A grant of restricted stock is not a taxable event to a participant, unless the Compensation Committee permits the participant to make an election under Section 83(b) of the Code.  If no election is made, the participant will recognize income, which will be taxed at ordinary income tax rates upon the lapse of the restrictions applicable to the shares.  The amount of income recognized by the participant will equal the fair market value of the shares when the restrictions lapse, less any amount paid by the participant for the shares.  If the participant makes a Section 83(b) of the Code election within 30 days of the date of grant, the participant will be deemed to have received ordinary income at the time of the grant, and the amount of income will equal the fair market value of the shares at the date of grant (determined without regarding to any applicable restrictions on the stock) less any amount paid by the participant for the shares.  Whether or not the participant makes a Section 83(b) of the Code election, any time prior to the lapse of the applicable restrictions, the participant is not entitled to claim any loss for income tax purposes.  We will be entitled to a deduction for income tax purposes when the participant recognizes ordinary income, either as a result of a Section 83(b) of the Code election or because all applicable restrictions have lapsed.  The amount of the deduction will generally equal the amount of ordinary income recognized by the participant, subject to any limitations imposed by Section 162(m) of the Code.

Performance Units.  A participant who receives an award of performance units will not be deemed to have received taxable income upon the grant or vesting of the performance units; however, upon vesting of the award, the then-current fair market value of the performance units is subject to employment tax withholding if the participant is an employee.  The participant will recognize ordinary income equal to the fair market value of the stock awarded or cash received as of the date on which stock is issued (or cash is paid) to the participant.  If the participant is an employee, the ordinary income recognized on the issuance of our stock is subject to income tax withholding.  We will typically be entitled to a deduction in an amount equal to the recipient’s recognized taxable income upon the issuance of shares or payment of cash, subject to any limitations imposed by Section 162(m) of the Code.

Limitations on Company’s Deductions.  With certain exceptions, Section 162(m) of the Code limits the Company’s deduction for compensation in excess of $1 million paid to our named executive officers.  Compensation paid to covered employees is not subject to the deduction limitation if it is considered “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.  If the Company’s shareholders approve the 2010 Plan, the Company believes that stock options, restricted stock, and performance unit awards (intended to be treated as qualified performance-based compensation as defined in the Code) granted to covered employees under the 2010 Plan will satisfy the requirements of qualified performance-based compensation and that, therefore, the Company will be entitled to a deduction with respect to those stock options, restricted stock, and performance units.  However, with respect to compensation attributable to stock options, restricted stock, and performance unit awards that are not intended to be treated as qualified performance-based compensation as defined in the Code, the deduction that the Company might otherwise receive with respect to such awards to covered employees may be disallowed.

The summary outlined above does not contain a complete analysis of all of the potential consequences involved with awards made under the 2010 Plan, which may include taxes arising from employment taxes as well as state, local, or foreign income taxes that are imposed.

Shares Available for Awards under 2010 Plan

Awards under the 2010 Plan may be in the form of stock options, restricted stock, performance shares, or other stock-based grants, in any combination thereof.  The maximum number of shares as to which awards may be granted under the 2010 Plan is 2,500,000 shares of common stock, or approximately 5% of the shares outstanding on the record date.  On the record date, the closing price per share of the common stock as reported on the New York Stock Exchange was $8.85.  Outstanding options under the 2000 Plan that are forfeited in the future will not be added to the 2010 Plan.

If any grant awarded under the 2010 Plan terminates without having been exercised in full, the number of shares as to which the grant was not exercised will remain available for future awards under the 2010 Plan.  Similarly, shares that are used by the award recipient to satisfy the strike price for an award (with the Compensation Committee’s approval) are deemed not to be delivered to the award recipient and will consequently remain available for future awards.  Shares that are not delivered to an award recipient because the award recipient elects to have shares withheld to pay the award recipient’s withholding taxes will not remain available for future awards under the 2010 Plan.

The number of shares as to which options, restricted stock, or performance units may be awarded under the 2010 Plan will be adjusted to reflect future stock splits, stock dividends or other similar increases in the number of shares of common stock outstanding.  In addition, the Compensation Committee has the authority to make such adjustment as it deems appropriate if there is any other change in the capital structure of the company.

Change of Control

Options.  Upon the occurrence of a change of control, each option outstanding on the date on which the change in control occurs will immediately become exercisable in full.  In the event of an optionee’s termination of employment within one year of a change of control, each option will be exercisable for a period that is not less than one year from the date of the change of control.  The Compensation Committee may elect, in anticipation of, or subsequent to, a change of control, to cancel all outstanding options on the change of control date and receive an immediate lump-sum cash payment for each covered share which is cancelled.  This payment will be equal to the excess, if any, of (1) the greater of (a) the highest fair market value on any date in the 60-day period ending on the date on which the change of control occurred, (b) the highest fair market value on any day during the period that begins on the change of control date and ends on the date of the Committee’s election, or (c) the highest per share price for common stock actually paid in connection with the change of control; over (2) the per share exercise price of the option surrendered.  The change of control provisions may be modified or terminated by the Compensation Committee in the event those provisions would render pooling-of-interests accounting unavailable for a merger or other acquisition transaction.

Restricted Stock, Performance Units, and Dividend Equivalents.  Upon the occurrence of a change of control, all conditions to vesting of restricted stock and performance units are deemed to have been satisfied.  The restricted stock and performance units will become free of all restrictions that may have been included in the applicable grant agreement.  All dividend equivalents will be considered to be earned and payable in full upon a change of control.  Dividend equivalents will then be paid in cash no later than the fifth business day following the change of control date.

Change of Control Definition.  For purposes of the 2010 Plan, the term “change of control” is defined to include (1) the acquisition, directly or indirectly, of at least 20% of the outstanding voting securities of the company; (2) certain mergers and consolidations which result in our shareholders owning less than 60% of the new corporation; (3) the sale or other disposition of all or substantially all of our assets; (4) a liquidation or dissolution approved by our shareholders; and (5) a change in the majority of the members of the Board, other than a change consisting of directors nominated with the approval of the Board.

Amendment and Termination of the 2010 Plan

The 2010 Plan may be amended by the Board at any time, subject to certain limitations.  Certain amendments, such as an increase in the number of shares available for awards, may also require the approval of shareholders under the rules of a securities exchange or law applicable to the 2010 Plan and, to the extent so required, we intend to seek that approval.  The Board may not amend the 2010 Plan in a manner that would adversely affect the rights of the holder of an award without the holder’s consent.  The Compensation Committee may also amend or modify the 2010 Plan or any outstanding awards in order to conform the provisions of the 2010 Plan or outstanding awards with Section 409A of the Code, regardless of whether the modification, amendment, or termination of the Plan will adversely affect the rights of a grantee under the 2010 Plan or award agreement.

The 2010 Plan may be terminated at any time by the Board, but termination of the plan cannot, without the grantee’s consent, reduce or restrict the grantee’s rights under any awards previously awarded under the plan.  Unless the Board elects to terminate the plan at an earlier date, the 2010 Plan will terminate on June 1, 2020.

Section 409A of the Code

Section 409A of the Code generally became effective on January 1, 2005, and potentially applies to compensation that individuals earn in one year but that is not paid until a future year.  This type of compensation is referred to as “nonqualified deferred compensation.”

Awards under the 2010 Plan may, in some cases, result in the deferral of compensation that is subject to the requirements of Section 409A of the Code; however, Section 409A of the Code does not impose any taxes on the Company and does not limit the Company’s deduction with respect to compensation paid to a participant in the 2010 Plan.

Vote Required for Approval of the 2010 Plan

Approval of the 2010 Plan requires the vote of a majority of the common stock cast at the annual meeting, provided that the total vote cast represents a majority of the total number of shares entitled to vote at the annual meeting on the approval of the 2010 Plan.

All shareholders are requested to specify their vote on the enclosed form of proxy.  If no specification is made, the proxy will be voted for approval of the 2010 Plan.

The Board recommends that the shareholders vote FOR the approval of the 2010 Plan.

Proposal No. 3 – Ratification of Selection of Auditors

At its meeting in February 2010, the Audit Committee preliminarily selected Deloitte & Touche LLP as our auditor for the 2010 fiscal year, and the Board is asking our shareholders to ratify that selection.  The Audit Committee anticipates formally retaining Deloitte & Touche LLP at its meeting in August 2010.  Although current law and applicable rules and regulations, as well as our Audit Committee’s charter, require that the Audit Committee engage, retain, and supervise our independent auditing firm, the Board considers the selection of the independent auditor to be an important matter of shareholder concern and is accordingly submitting the selection of Deloitte & Touche for ratification by shareholders.

The affirmative vote of the holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required to approve the ratification of the selection of Deloitte & Touche as our independent auditor for the current fiscal year.

The Board recommends that the shareholders vote FOR the ratification of the selection of Deloitte & Touche LLP as the company’s independent auditor for the 2010 fiscal year.

Other Matters

Costs of Solicitation

In addition to solicitation by mail, our officers, directors, and regular employees may solicit proxies in person or by telephone, facsimile, electronic mail, or other forms of communication.  Expenses in connection with the solicitation of proxies, including the reasonable expenses of brokers, fiduciaries, and other nominees in forwarding proxy material to beneficial owners of our common stock, will be borne by us.

Proxy Statement and Other Shareholder Proposals

Any shareholder who intends to present a proposal at the annual meeting to be held in 2011 must deliver the written proposal to the Secretary of the Company at our office in Mosinee, Wisconsin:

•

not later than November 16, 2010, if the proposal is submitted for inclusion in our proxy materials for the 2011 meeting pursuant to Rule 14a-8 under the Exchange Act; or

•

on or after December 17, 2010, and on or before January 16, 2011, if the proposal is submitted pursuant to our bylaws, in which case we are not required to include the proposal in our proxy materials.

Shareholders may present a proposal at the 2010 annual meeting for consideration only if proper notice of the proposal has been given in accordance with one of these requirements.  Nominations for director made from the floor at the annual meeting of shareholders to be held in 2010 require advance notice in accordance with the bylaws.

Householding of Annual Meeting Materials

In accordance with notices sent to shareholders who share the same address, we are sending only one annual report and proxy statement to that address unless we receive contrary instructions from any shareholder at that address.  This practice, which is called “householding,” is designed to reduce our printing and postage costs and the volume of duplicate information you receive.  We expect that most banks, brokers, and other nominee record holders will also “household” proxy statements and annual reports for shareholders whose accounts are held in street name.  Each shareholder will continue to receive a separate proxy card.  We will promptly deliver a separate copy of our proxy statement or annual report to any shareholder upon written or oral request to the Secretary, Wausau Paper, 100 Paper Place, Mosinee, WI 54455-9099, telephone:  (715) 693-4470.

Shareholders holding stock in their own name who wish to either request or discontinue householding may contact the Secretary of the Company at the address or telephone number listed in the preceding paragraph.  Shareholders whose shares are held in street name and who wish to request or discontinue householding, should contact their bank, broker, or other nominee record holder.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on April 22, 2010:

This proxy statement and the 2009 Annual Report to Shareholders are available for viewing, printing, and downloading at wausaupaper.com.

We will furnish to any shareholder (without charge) a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the Securities and Exchange Commission, except for exhibits, upon written or oral request to the Secretary, Wausau Paper Corp., 100 Paper Place, Mosinee, WI  54455.

By order of the Board of Directors

Scott P. Doescher

Secretary

Please sign, date, and return your proxy promptly

Appendix A

WAUSAU PAPER CORP.

CATEGORICAL STANDARDS FOR DETERMINATION OF DIRECTOR INDEPENDENCE

As amended February 16, 2004

These categorical standards are adopted for the purpose of assisting the Board of Directors of Wausau Paper Corp. (the “Company”) in making a determination of the independence of each director so as to satisfy the requirements of the New York Stock Exchange, Inc. (“NYSE”) with respect to independent directors.  These standards apply only to directors who are not officers or employees of the Company and its subsidiaries.

1.

Definition of “Affiliated Company” and “Family Member.”  For purposes of these standards, an “Affiliated Company” means a corporation, partnership, trust, limited liability company, and any other entity with which a director of the Company or any Family Member is affiliated by reason of being a director, officer, partner, trustee, manager, other official acting in the capacity of the entity’s chief executive officer, or the beneficial owner of 5% or more of the equity interest thereof.

For purposes of these standards, a “Family Member” means a director’s spouse, parents, children, and siblings, whether by blood, marriage (i.e., “in-law” relationships), or adoption, or anyone (other than domestic employees) residing in the director’s home.

2.

Determination of Material Interest – Affiliated Companies.  A business relationship between the Company and an Affiliated Company shall not be considered as creating a material relationship between the Company and the director, and such director shall not fail to be deemed “independent” for purposes of Section 303A of the NYSE Listed Company Manual solely as a result of such relationship, if each of the following standards has been met:

(a)

Purchase or Sale of Goods and Non-Financial Services.  In connection with the purchase or sale of goods or the provision of services by an Affiliated Company which is not a bank holding company or depository institution, (i) the relationship between the Company and the Affiliated Company was in the ordinary course of business of the Company and of the Affiliated Company, (ii) all business between the Company and the Affiliated Company was conducted on substantially the same terms as those prevailing at the time for comparable transactions with similarly situated unaffiliated persons, (iii) the Affiliated Company did not make payments to the Company or its subsidiaries for such goods or services in excess of 2% of the Company’s gross revenues for the last full fiscal year nor does the Company reasonably believe such payments will exceed 2% of its gross revenues during its current fiscal year, and (iv) the Company did not make payments to the Affiliated Company or its subsidiaries for goods or services in excess of 2% of the Affiliated Company’s gross revenues for the last full fiscal year nor does the Affiliated Company reasonably believe such payments will exceed 2% of its gross revenues during its current fiscal year;

(b)

Extension of Credit by Affiliated Company.  Any extension of credit or provision of services by an Affiliated Company which is a bank holding company or depository institution was done (i) in compliance with applicable law, (ii) on substantially the same terms as those prevailing at the time for comparable transactions with similarly situated unaffiliated persons, (iii) no event of default has occurred which remains uncorrected (unless waived), (iv) the Company reasonably believes that such credit and terms are or would be generally available to the Company from other lenders, and (v) the aggregate amount of interest and fees paid by the Company to the Affiliated Company with respect to the extension or extensions of credit and for all other services provided by the Affiliated Company during the last full fiscal year of the Affiliated Company do not exceed 2% of the Affiliated Company’s total interest and noninterest income for such fiscal year nor does the Affiliated Company reasonably believe such payments will exceed 2% of its total interest and noninterest income during its current fiscal year; and

(c)

No Extensions of Credit by Company.  The Company did not extend credit (other than in the ordinary course of business and in connection with the sale of Company products in accordance with the Company’s standard terms) to the Affiliated Company.

3.

Determination of Material Interest – Provision of Certain Benefits.  The provision of medical and dental insurance to a director who is a former employee shall not, in the absence of any other relationship, be considered as creating a material relationship between the Company and the director, and such director shall not fail to be deemed “independent” for purposes of Section 303A of the NYSE Listed Company Manual.

A-1

    011805                012004

Appendix B

WAUSAU PAPER CORP.

2010 STOCK INCENTIVE PLAN

As adopted February 16, 2010

ARTICLE 1 - ESTABLISHMENT AND PURPOSE OF PLAN

Section 1.1

Establishment of Plan.  The Company hereby establishes an incentive compensation plan, to be known as the “Wausau Paper Corp. 2010 Stock Incentive Plan,” as set forth in this document.  The Plan is effective as of June 1, 2010, provided that the Company’s shareholders have approved the adoption of the plan at an annual meeting of shareholders held prior to that date.

Section 1.2

Purpose.  The Plan is intended to enable the Company to attract and retain management-level employees and directors and to link stock-based individual participant incentives directly to the Company’s financial performance and increases in shareholder value.

ARTICLE 2 - DEFINITIONS

Section 2.1

Certain Definitions.  As used in this Plan, and in addition to any terms elsewhere defined in this Plan, the following terms, when capitalized, shall have the meanings set forth in this Article 2.

Section 2.2

Board.  “Board” means the Board of Directors of the Company.

Section 2.3

Cause.  “Cause” means, with respect to any Grantee and unless otherwise provided by the Committee, (a) “Cause” as defined in the related Grant Agreement, or (b) if there is no definition of “Cause” in the related Grant Agreement, then with respect to such Grantee, Cause means: (i) an intentional failure to perform assigned duties;  (ii) willful misconduct in the course of the Grantee’s employment; (iii) breach of a fiduciary duty involving personal profit or acts or omissions of personal dishonesty, including, but not limited to, commission of any crime of theft, embezzlement, or misapplication of funds; (iv) any intentional, reckless, or negligent act or omission to act which results in the violation by the Grantee of any policy established by the Company or a Subsidiary which is intended to insure compliance with applicable securities, environmental, employment discrimination, or other laws or which causes or results in the Company’s or a Subsidiary’s violation of such laws, except any act done by the Grantee in good faith, as determined in the reasonable discretion of the Committee, or which results in a violation of such policies or laws which is, in the reasonable sole discretion of such Committee, immaterial; (v) violation of any policy of the Company which is grounds for Termination of Service under such policy; or (vi) any of the foregoing which results in material loss to the Company or any of its Subsidiaries.  The Committee shall have the sole discretion to determine whether Cause exists, and the Committee’s determination shall be final.

Section 2.4

Change in Control.  “Change in Control” has the meaning set forth in Section 14.2.

Section 2.5

Code.  “Code” means the Internal Revenue Code of 1986, as amended.  The reference to any specific section of the Code or any regulation promulgated thereunder shall include any successor section or sections or regulation or regulations, as the case may be.

Section 2.6

Committee.  “Committee” means the Compensation Committee of the Board.

Section 2.7

Common Stock.  “Common Stock” means the common stock, no par value, of the Company.

Section 2.8

Company.  “Company” means Wausau Paper Corp., a Wisconsin corporation.

Section 2.9

Director.  “Director” means a member of the Board, and includes all such members who are also employees of the Company.

Section 2.10

Disability.  “Disability” means (a) a physical or mental condition which qualifies as a total and permanent disability under the terms of any plan or policy maintained by the Company or a Subsidiary and for which the Grantee is eligible to receive benefits under such plan or policy, or (b) if the Grantee does not participate in a disability plan or is not covered by a disability policy of the Company or a Subsidiary, Disability means the permanent and total inability of the Grantee by reason of mental or physical infirmity, or both, to perform the work customarily assigned to him or her, if a medical doctor selected or approved by the Committee, and knowledgeable in the field of such infirmity, advises the Committee either that it is not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Grantee’s lifetime.

Section 2.11

Dividend Equivalent.  “Dividend Equivalent” means an award made pursuant to Article 10.

Section 2.12

Effective Date.  “Effective Date” means June 1, 2010.

Section 2.13

Employed.  “Employed” and any variation thereof such as “Employment,” means, as appropriate, employed by or employment with any of the Company or any present or future Subsidiary.

Section 2.14

Exchange Act.  “Exchange Act” means the Securities Exchange Act of 1934, as amended.  The reference to any specific section of the Exchange Act or any regulation promulgated thereunder shall include any successor section or sections or regulation or regulations, as the case may be.

Section 2.15

Fair Market Value.  “Fair Market Value” of a share of Common Stock as of any date means the price per Share as determined in accordance with the following:

(a)

Exchange.  If the principal market for the Common Stock is a national securities exchange, “Fair Market Value” means the closing price of the Common Stock on the New York Stock Exchange if the Common Stock is then listed for trading on such exchange, otherwise, the closing price of the Common Stock as reported on the principal exchange on which the Common Stock is then listed for trading.

(b)

Over-the-Counter.  If the principal market for the Common Stock is an over-the-counter market, “Fair Market Value” means the closing price of the Common Stock reported in the Nasdaq National Stock Market, or if the Common Stock is not then listed for trading in such market, the closing price reported on any other bona fide over-the-counter stock market selected in good faith by the Committee.

(c)

Date.  If the date on which Fair Market Value is to be determined is not a business day, or, if there shall be no reported transactions for such date, such determination shall be made on the next preceding business day for which transactions were reported.

(d)

Other Determination.  If subparagraphs (a) and (b) are not applicable, Fair Market Value shall mean such amount as may be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate, which means or method shall comply with the requirements of a reasonable valuation method as described under Code Section 409A.

Section 2.16

Grant.  “Grant” means an award of an Option, Restricted Stock, Performance Unit, Dividend Equivalent, or Other Stock-Based Grant made pursuant to the terms of this Plan.

Section 2.17

Grant Agreement.  “Grant Agreement” means the written agreement evidencing, as applicable, the Grant of an Option, Restricted Stock, Performance Unit, or Dividend Equivalent.

Section 2.18

Grantee.  “Grantee” means an individual who has received a Grant.

Section 2.19

Incentive Stock Option.  “Incentive Stock Option” means an Option awarded pursuant to the terms of the Plan which is intended by the Committee to meet the requirements of an “incentive stock option” within the meaning of Code Section 422; provided, however, that to the extent an Incentive Stock Option is exercised after the expiration of any limitation on the time of exercise applicable under Code Section 422, or such Option does not meet the qualifications of an “incentive stock option” within the meaning of such Code Section, such Option shall thereafter be a Non-Qualified Option.

Section 2.20

Key Employee.  “Key Employee” means any employee of the Company or any other member of the Controlled Group who is a “key employee” as determined pursuant to Code Section 409A.

Section 2.21

Minimum Statutory Tax Withholding Obligation.  “Minimum Statutory Tax Withholding Obligation” means, with respect to a Grant, the amount the Company or a Subsidiary is required to withhold for federal, state, local and foreign taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.

Section 2.22

Non-Qualified Option.  “Non-Qualified Option” means (a) an Option awarded pursuant to the terms of the Plan which the Committee intends shall not meet the requirements of an “incentive stock option” within the meaning of Code Section 422, and (b) any Option intended to be an Incentive Stock Option which does not satisfy the terms, or is not exercised in accordance with the requirements of Code Section 422.

Section 2.23

Option.  “Option” means an option to purchase Shares awarded pursuant to the provisions of Article 6.

Section 2.24

Optionee.  “Optionee” means an eligible individual, as determined in accordance with Section 5.1, who has been granted an Option.

Section 2.25

Option Price.  “Option Price” means, with respect to each Option, the price per Share at which such Option may be exercised and the Shares subject to such Option purchased.

Section 2.26

Other Stock-Based Grant.  “Other Stock-Based Grant” means an equity-based or equity-related Grant not otherwise described by the terms and provisions of the Plan that is granted pursuant to Article 11.

Section 2.27

Performance Goals.  “Performance Goals” shall be determined in accordance with the following:

(a)

 “Performance Goals” means the performance goals established by the Committee in connection with an award of Stock Options, Restricted Stock, or Performance Units.  Performance Goals may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Grantee or the Subsidiary, division, department or function within the Company or Subsidiary in which the Grantee is employed or for which the Grantee is responsible.  Performance Goals may be measured on an absolute or relative basis.  Relative performance may be measured by a group of peer companies or by a financial market index.

(b)

Any Performance Goals applicable to a Qualified Performance-Based Grant may be tied to any one or more of the following performance criteria, either individually, alternatively or in any combination, and subject to such modifications or variations as specified by the Committee, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee:  return on equity, diluted or adjusted earnings per share, total earnings, earnings growth, return on capital, return on assets, earnings before interest and taxes, sales, sales growth, gross margin return on investment, increase in the fair market value of the Shares, share price (including, but not limited to, growth measures and total shareholder return), operating profit, net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (which equals net cash flow divided by total capital), inventory turns, financial return ratios, total return to shareholders, market share, earnings measures/ratios, economic value added (EVA), balance sheet measurements such as receivable turnover, internal rate of return, increase in net present value or expense targets, “Employer of Choice” or similar survey results, customer satisfaction surveys, productivity, expense reduction levels, debt, debt reduction, the completion of acquisitions, business expansion, product diversification, new or expanded market penetration and other non-financial operating and management performance objectives.

(c)

To the extent consistent with Code Section 162(m), the Committee may determine, at the time the Performance Goals are established, that certain adjustments shall apply, in whole or in part, in such manner as determined by the Committee, to exclude the effect of any of the following events that occur during a performance period:  the impairment of tangible or intangible assets; litigation or claim judgments or settlements; the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; business combinations, reorganizations and/or restructuring programs, including, but not limited to, reductions in force and early retirement incentives; currency fluctuations; and any extraordinary, unusual, infrequent or non-recurring items, including, but not limited to, such items described in management’s discussion and analysis of financial condition and results of operations or the financial statements and notes thereto appearing in Company’s annual report filed under the Exchange Act for the applicable period.

(d)

If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances or individual performance renders the Performance Goals unsuitable, the Committee may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, upward or downward, as the Committee deems appropriate and equitable; provided, however, that (i) no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan or any award meeting the requirements (or an applicable exception thereto) of Code Sections 162(m) or 409A or other applicable statutory provision; and (ii) in the case of a Qualified Performance-Based Grant, the Committee shall not use its discretionary authority to increase any Grant that is intended to be performance-based compensation under Code Section 162(m).

Section 2.28

Performance Units.  “Performance Unit” means an award made pursuant to Article 9.

Section 2.29

Plan.  “Plan” means the Wausau Paper Corp. 2010 Stock Incentive Plan as set forth herein or as hereafter amended.

Section 2.30

Qualified Performance-Based Grant.  “Qualified Performance-Based Grant” means an award of Stock Options, Performance Units, or Restricted Stock designated as such by the Committee at the time of Grant, based upon a determination that (a) the recipient is or may be a “covered employee” within the meaning of  Code Section 162(m)(3) in the year in which the Company would expect to be able to claim a tax deduction with respect to such Stock Options, Restricted Stock, or Performance Units, and (b) the Committee wishes such Grant to qualify for the exemption afforded under Code Section 162(m)(4)(C) from the limitations on deductibility otherwise imposed by Code Section 162(m).  For any Qualified Performance-Based Grant under Code Section 162(m), Performance Goals relating to the performance measures set forth above shall be preestablished in writing by the Committee, and achievement thereof certified in writing prior to payment of the Grant, as required by Code Section 162(m) and regulations promulgated thereunder.  All such Performance Goals shall be established in writing no later than 90 days after the beginning of the applicable performance period; provided however, that for a performance period of less than one year, the Committee shall take any such actions prior to the lapse of 25% of the performance period.  In addition to establishing minimum Performance Goals below which no compensation shall be payable pursuant to a Stock Option Grant, Performance Unit Grant or Restricted Stock Grant, the Committee, in its discretion, may create a performance schedule under which an amount less than or more than the target award may be paid so long as the Performance Goals have been achieved.

Section 2.31

Restricted Stock.  “Restricted Stock” means Common Stock which has been issued in accordance with a Grant pursuant to Article 8 and as to which all of the conditions set forth in the applicable Grant Agreement have not yet been satisfied.

Section 2.32

Retirement.  “Retirement” means, with respect to a Grantee who is Employed, the Termination of Service by the Grantee on or after the date on which the Grantee had attained age fifty-five and completed ten calendar years of service with the Company, including service with any Subsidiary, and, with respect to a Grantee who is a Director who is not Employed, the Termination of Service by the Director on or after the completion of not less than five calendar years of service as a Director.

Section 2.33

Share.  “Share” means a share of Common Stock.

Section 2.34

Specified Employee.  “Specified Employee” on any particular date means a “key employee” under Code Section 409A and the regulations promulgated thereunder.

Section 2.35

Subsidiary.  “Subsidiary” means any corporation, partnership, or other entity in which the Company owns, directly or indirectly, at least a 50% interest in the voting rights or profits.

Section 2.36

Termination of Employment.  “Termination of Employment” means the termination of a Grantee’s employment with the Company and each member of the Controlled Group.

Section 2.37

Termination of Service.  “Termination of Service” means, (a) with respect to an Employed Grantee, the Grantee’s Termination of Employment, and (b) with respect to a Director who is not Employed, the termination of such Grantee’s service as a Director and as a director of each member of the Controlled Group.  For purposes of the Plan, the Grantee’s Termination of Service shall be deemed to have occurred at the close of business on the day preceding the first date on which  the Grantee incurs a Termination of Employment, or, in the case of a Director, the first date on which the Grantee is no longer a Director or a director of any member of the Controlled Group.

Section 2.38

Vesting Period.  “Vesting Period” means the period of time between the date on which a Grant has been awarded pursuant to the Plan and the date on which all conditions relating to continued employment, satisfaction of Performance Goals, and any other conditions specified by the Committee at the time of the Grant are to have been satisfied.

ARTICLE 3 - GENERAL PROVISIONS RELATING TO AWARDS

Section 3.1

Shares Subject.  The aggregate number of Shares which may be delivered under Grants awarded pursuant to the Plan, including Shares issued or transferred in payment of Dividend Equivalents, shall be 2,500,000.

Section 3.2

Undelivered Shares.  To the extent any Shares (a) subject to an Option are not delivered to the Optionee (or the estate or other transferee of such Optionee) because the Option is forfeited, expires, or otherwise becomes unexercisable, or (b) the Shares subject to a Grant of Restricted Stock are forfeited, such Shares shall, except as may otherwise be prohibited by applicable regulations relating to Incentive Stock Options or any exchange or over-the-counter listing standards for the Common Stock, be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

Section 3.3

Exercise or Withholding Using Shares.  If the Option Price of any Option awarded under the Plan is satisfied by tendering Shares to the Company (by actual delivery or attestation), only the number of Shares issued to the Optionee (or the estate or other transferee of such Optionee), net of the Shares tendered, shall be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan, except as may otherwise be prohibited by applicable regulations relating to Incentive Stock Options or any exchange or over-the-counter listing standards for the Common Stock.  To the extent any Shares are used to satisfy a Grantee’s Minimum Statutory Tax Withholding Obligation, such Shares shall be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

Section 3.4

Stock Dividends, etc.  If the Company shall, after the Effective Date, change the Common Stock into a greater or lesser number of Shares through a stock dividend, stock split-up, or combination of Shares, then (a) the number of Shares then subject to the Plan, but which are not then subject to any outstanding Grant, (b) the number of Shares subject to each then outstanding Option (to the extent not previously exercised), (c) the number of Performance Units and Shares attributable thereto, and (d) the price per Share payable upon exercise of each then outstanding Option, shall all be proportionately increased or decreased as of the record date for such stock dividend, stock split-up, or combination of Shares in order to give effect thereto.  Notwithstanding any such proportionate increase or decrease, no fraction of a Share shall be issued upon the exercise of an Option, and the Shares subject to an Option, and Performance Units or Shares attributable thereto shall be rounded to the nearest whole Share and the Option Price shall be rounded to the nearest full cent.

Section 3.5

Other Changes.  If, after the Effective Date, there shall be any change in the Common Stock or other change in the capitalization of the Company other than through a stock dividend, stock split-up, or combination of Shares, including, but not limited to, a change which results from a merger, consolidation, spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization is within the meaning of Code Section 368), or any partial or complete liquidation of the Company, then if, and only if, the Committee shall determine that such change equitably requires an adjustment in the number or kind of Shares and Performance Units then subject to a Grant, the Option Price with respect to an Option, or the number of Shares or class of stock remaining subject to the Plan, such adjustment as the Committee shall determine is equitable and as shall be approved by the Board shall be made and shall be effective and binding for all purposes of such Grants and the Plan.  If any member of the Board shall, at the time of such approval, be a Grantee, he shall not participate in any action in connection with such adjustment.

Section 3.6

Amendment of Grant Agreements.  The terms of any outstanding Grant under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate and that is consistent with the terms of the Plan.  However, no such amendment shall adversely affect in a material manner any right of a Grantee without his or her written consent.  Except as specified in Section 3.4 or Section 3.5, the Committee may not directly or indirectly lower the exercise price of a previously granted Option.

Section 3.7

Compliance with Code Section 409A.  Notwithstanding any provision of the Plan or a Grant Agreement to the contrary, if any Grant or benefit provided under this Plan is subject to the provisions of Code Section 409A, the provisions of the Plan and any applicable Grant Agreement shall be administered, interpreted and construed in a manner necessary to comply with Code Section 409A or an exception thereto (or disregarded to the extent such provision cannot be so administered, interpreted or construed). The following provisions shall apply, as applicable:

(a)

If a Participant is a Specified Employee and a payment subject to Code Section 409A (and not excepted therefrom) to the Grantee is due upon Termination of Service, such payment shall be delayed for a period of six months after the date the Grantee incurs a Termination of Service (or, if earlier, the death of the Grantee).  Any payment that would otherwise have been due or owing during such six-month period will be paid immediately following the end of the six-month period in the month following the month containing the six-month anniversary of the date of Termination of Service unless another compliant date is specified in the applicable Grant Agreement.

(b)

For purposes of Code Section 409A, and to the extent applicable to any Grant or benefit under the Plan, it is intended that distribution events qualify as permissible distribution events for purposes of Code Section 409A and shall be interpreted and construed accordingly.  With respect to payments subject to Code Section 409A, the Committee reserves the right to accelerate and/or defer any payment to the extent permitted and consistent with Code Section 409A.  Whether a Grantee has incurred a Termination of Service will be determined based on all of the facts and circumstances and, to the extent applicable to any Grant or benefit, in accordance with the guidance issued under Code Section 409A.  For this purpose, a Grantee will be presumed to have experienced a Termination of Service when the level of bona fide services performed permanently decreases to a level less than 20% of the average level of bona fide services performed during the immediately preceding 36-month period or such other applicable period as provided by Code Section 409A.

(c)

The Committee, in its discretion, may specify the conditions under which the payment of all or any portion of any Grant may be deferred until a later date.  Deferrals shall be for such periods or until the occurrence of such events, and upon such terms and conditions, as the Committee shall determine in its discretion, in accordance with the provisions of Code Section 409A, the regulations and other binding guidance promulgated thereunder; provided, however, that no deferral shall be permitted with respect to Options and other stock rights subject to Code Section 409A.  An election shall be made by filing an election with the Committee (on a form provided by the Committee) on or prior to December 31st of the calendar year immediately preceding the beginning of the calendar year (or other applicable service period) to which such election relates (or at such other date as may be specified by the Committee to the extent consistent with Code Section 409A) and shall be irrevocable for such applicable calendar year (or other applicable service period).  To the extent authorized, a Grantee who first becomes eligible to participate in the Plan may file an election (“Initial Election”) at any time prior to the 30-day period following the date on which the Grantee initially becomes eligible to participate in the Plan (or at such other date as may be specified by the Committee to the extent consistent with Code Section 409A).  Any such Initial Election shall only apply to compensation earned and payable for services rendered after the effective date of the Election.

(d)

The grant of Non-Qualified Options and other stock rights subject to Code Section 409A shall be granted under terms and conditions consistent with Treasury Regulation § 1.409A-1(b)(5) such that any such Grant does not constitute a deferral of compensation under Code Section 409A.

(e)

In no event shall any member of the Board, the Committee or the Company (or its employees, officers or directors) have any liability to any Grantee (or any other person) due to the failure of a Grant to satisfy the requirements of Code Section 409A.

ARTICLE 4 - PLAN ADMINISTRATION

Section 4.1

The Committee.

(a)

Membership Qualifications of the Committee.  Except as provided in this Section 4.1, at all times the Committee shall consist of not less than three members designated by the Board from among those Directors who are not officers or employees of the Company or a Subsidiary and each of whom is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act (a “Non-Employee Director”) and (ii) an “outside director” within the meaning of Code Section 162(m) (an “Outside Director”); provided, however, that in addition to the Committee’s general authority to amend the Plan as provided for in Section 16.1, the Committee shall have the specific authority to modify or eliminate the foregoing qualifications or adopt such other qualifications as are reasonably intended to result in (x) the award of Grants, and transactions with respect to the award or exercise of such Grants, satisfying an exemption from Section 16(b) of the Exchange Act, or any successor thereto, and (y) compensation recognized by Grantees qualifying as Qualified Performance-Based Grants.

(b)

Appointment of Other Members.  In the event that one or more members of the Committee shall fail to meet the qualifications set forth in Section 4.1(a), the Board shall remove such member or members and appoint a successor or successors who satisfy such qualifications.  The Board shall act in a reasonably prompt manner to fill any vacancy on the Committee from among such of its members who are both Non-Employee Directors and Outside Directors.

(c)

Validity of Grants.  Notwithstanding the qualifications for members of the Committee established in Section 4.1(a), any Grants made by the Committee in good faith and without the knowledge that one or more of its members did not satisfy such qualifications, shall be valid and enforceable by the Grantee even though the members of the Committee did not, at the time of such award, satisfy such qualifications.

Section 4.2

Authority of Committee.  The Plan shall be administered by the Committee.  The Committee shall, subject to the terms of the Plan (including, specifically, Sections 6.1, 8.1, 9.1, 10.1, and 11.1), have the authority to, in its sole discretion, (a) select eligible individuals to receive an award of one or more Grants and to participate in the Plan, (b) determine the timing of each Grant (including automatic Grants upon the occurrence of specified events), number of Shares, Performance Units, Shares of Restricted Stock, Dividend Equivalents, or Other Stock-Based Grants subject to each Grant, and the Option Price associated with each Option, (c) establish terms and conditions concerning the time of, and conditions precedent to, the exercisability of each Option or vesting of each Grant (including, without limitation, conditions with respect to the passage of time, satisfaction of Performance Goals, satisfaction of individual performance or other goals of the Grantee, restrictions on competitive employment or satisfaction of Company policies, increase in Fair Market Value of the Common Stock, and any other conditions which the Committee deems reasonably related to the satisfaction of the purpose of the Plan), (d) at the time of Grant or at any time thereafter impose such additional terms and conditions on the exercise or vesting of such Grant as it deems necessary or desirable for such Grant, or the exercise or vesting thereof, to be exempt under Section 16(b) of the Exchange Act, and the regulations promulgated thereunder, and to qualify as a Qualified Performance-Based Grant, (e) determine the form of each Grant Agreement and all terms and conditions thereof with respect to each award, including adoption of a formula providing for the award of Grants to Directors at specified intervals, (f) interpret the Plan and the application thereof and establish such rules and regulations as it deems necessary or desirable for the administration of the Plan, (g) modify or cancel any Option or take such action to cause the vesting or exercisability of any or all outstanding Grants to become exercisable in part or in full for any reason at any time, subject to the limitations of Section 3.7 and 16.1; provided, however, that no acceleration or waiver of any Performance Goal shall be permitted with respect to a Qualified Performance-Based Grant, except as permitted by Article 14, and (h) exercise such other authority as is reasonably related to the administration of and/or the fulfillment of the purpose of the Plan.  All actions, interpretations, rules, regulations, and conditions taken or established by the Committee shall be final, binding, and conclusive upon the Company and all Grantees.

Section 4.3

Actions by the Committee.  A majority of the members of the Committee shall constitute a quorum.  In the absence of specific rules to the contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting.

Section 4.4

Limitation on Liability and Indemnification.  No Director, no executive officer or other employee of the Company, and no other agent or representative of the Company shall be liable for any act, omission, interpretation, construction, or determination made in connection with the Plan in good faith, and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company’s articles of incorporation and/or bylaws, and under any directors’ and officers’ liability insurance that may be in effect from time to time.

ARTICLE 5 - ELIGIBILITY

Section 5.1

Individuals Eligible to Participate.  Persons who are (a) salaried employees of the Company or any Subsidiary who function in management, administrative, or professional capacities, (b) prospective salaried employees who have accepted offers of employment from the Company or a Subsidiary and will function in a management, administrative, or professional capacity, and (c) Directors shall be eligible to be selected, in the sole discretion of the Committee, to participate in, and receive an award of one or more Grants pursuant to, the Plan.

ARTICLE 6 - OPTIONS AWARDS

Section 6.1

Awards by Committee.  Options shall be awarded to such eligible individuals, as determined by the provisions of Section 5.1, as the Committee may, from time to time and at any time, select.  Membership of an employee or a prospective employee in a class of management, administrative, or professional employees or election as a Director shall not, without specific Committee action, entitle such person to receive an Option award.  Notwithstanding the foregoing, Incentive Stock Options may be granted only to eligible Employees of the Company or Subsidiary (as permitted by Code Section 422 and the regulations thereunder).

Section 6.2

Grant Agreement.  Each Option shall be evidenced by a Grant Agreement, the terms of which may differ from other Grant Agreements.  Each Grant Agreement evidencing an award of an Option by the Committee pursuant to Section 6.1 shall be signed on behalf of the Company and, if so provided by the Committee, the Optionee, and shall set forth with respect to the Option awarded therein, the name of the Optionee, the date awarded, the Option Price, whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, the number of Shares subject to the Option, and such other terms and conditions consistent with the Plan as determined by the Committee.  Each Grant Agreement shall be entered into subject to, and shall incorporate by reference, all terms, conditions, and limitations set forth in the Plan.

Section 6.3

Date of Grant.  The date on which an Option is granted shall be the date the Committee completes the corporate action constituting an offer of Shares for sale to a Grantee under the terms and conditions of the Option; provided that such corporate action shall not be considered complete until the date on which the maximum number of shares that can be purchased under the Option and the minimum Option price are fixed or determinable.  If the corporate action contemplates an immediate offer of Shares for sale to a class of individuals, then the date of the granting of an Option is the time or date of that corporate action, if the offer is to be made immediately.  If the corporate action contemplates a particular date on which the offer is to be made, then the date of grant is the contemplated date of the offer.

Section 6.4

Terms and Conditions of the Options.  In addition to any other terms, conditions, and limitations specified in the Plan, each Option awarded hereunder shall, as to each Optionee, satisfy the following requirements:

(a)

Date of Award.  Options must be awarded on or before June 1, 2020.

(b)

Vesting and Other Terms and Conditions.  The Committee may at the time of award impose such terms and conditions on the vesting of the Options subject to an award as it deems necessary or desirable for such award (i) to fulfill the purpose of this Plan, including the requirement that settlement of a Grant be conditioned upon achievement of Performance Goals or the continued service of the Grantee either before or after, as applicable, the achievement of Performance Goals, (ii) to be exempt under Section 16(b) of the Exchange Act, and the regulations promulgated thereunder, or (iii) to qualify as Qualified Performance Based Grants.  Notwithstanding anything herein to the contrary, in no event may any Option awarded to a non-Employee Director vest prior to the third anniversary of its Date of Grant.

(c)

Expiration.  No Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option is awarded.  No Non-Qualified Stock Option shall be exercisable after the expiration of ten years from the date such Option is awarded.

(d)

Price.  The Option Price as to any Share subject to an Option may not be less than the Fair Market Value of the Share on the date the Option is granted.

(e)

Limitations on Transferability.  No Option shall be transferable by the Optionee other than by will or the laws of descent and distribution, nor can it be exercised by anyone other than the Optionee during the Optionee’s lifetime.  No Option may be sold, transferred, assigned, pledged, hypothecated, encumbered, or otherwise disposed of (whether by operation of law or otherwise), or be subject to execution, attachment, or similar process.  Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber, or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

(f)

Exercise.  Except as otherwise permitted by the Committee, or as provided in Section 6.5, or as elsewhere provided in this Section 6.4(f), Options must be exercised, or shall be forfeited, in accordance with the following time limitations:

(1)

Termination by Reason of Death.  If the Optionee incurs a Termination of Service by reason of death, any Option held by such Optionee on the Optionee’s date of death may thereafter be exercised, to the extent it was exercisable on the date of the Optionee’s death, for a period of one year from the date of death or until the expiration of the stated term of such Option, whichever period is shorter.

(2)

Termination by Reason of Disability.  If the Optionee incurs a Termination of Service by reason of Disability, any Option then held by such Optionee may thereafter be exercised to the extent it was exercisable on the date of such Termination of Service for a period of one year from the date of such Termination of Service or until the expiration of the stated term of such Option, whichever period is shorter.

(3)

Termination by Reason of Retirement.  If the Optionee incurs a Termination of Service by reason of Retirement, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable on the date of the Optionee’s Termination of Service, for a period of two years from the date of such Termination of Service or until the expiration of the stated term of such Option, whichever period is shorter.

(4)

Other Termination.  Unless otherwise determined by the Committee, if the Optionee incurs a Termination of Service for Cause, all Options then held by such Optionee shall terminate and may not be exercised from and after the effective date of such Termination of Service.  If an Optionee incurs a Termination of Service for any reason other than death, Disability, Retirement, or Cause, any Option then held by the Optionee, to the extent it was exercisable on the date of such Termination of Service, may be exercised for a period of three months from the date of such Termination of Service or until the expiration of the stated term of such Option, whichever period is shorter.

(5)

Death After Termination.  If the Optionee dies subsequent to a Termination of Service for any reason other than Cause, then, notwithstanding any other limitation on the exercise of the Optionee’s Option set forth in subparagraphs (1), (2), (3), or (4), any Option held by such Optionee on the Optionee’s date of death may thereafter be exercised, to the extent it was exercisable on such date, for a period of one year from the date of death or until the expiration of the stated term of such Option, whichever period is shorter.

(6)

Change in Control.  Notwithstanding any other provision of this Plan to the contrary, in the event the Optionee incurs a Termination of Service other than for Cause during the twelve-month period following a Change in Control, any Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Termination of Service, for (A) the longer of (1) one year from the date of such Termination of Service or (2) such other period as may be provided in the Plan from such Termination of Service, or (B) until expiration of the stated term of such Option, whichever period is shorter.

Notwithstanding any other provisions of this Section 6.4(f), the exercisability of any Option shall be determined in regard to the status of the Optionee to which the Grant was attributable.  Options granted to an Optionee by reason of his Employment shall be exercisable in accordance with the foregoing provisions of subparagraphs (1)-(5) with respect to the later of his Termination of Service as an Employee or, if such Employee is also a Director, his Termination of Service as a Director.  Options granted by reason of the Optionee’s status as a Director shall be exercisable in accordance with the foregoing provisions of subparagraphs (1)-(5) only with respect to his Termination of Service as a Director.  If an Incentive Stock Option is exercised after the expiration of the post-termination exercise periods that apply for purposes of Code Section 422, such Incentive Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(g)

Minimum Holding Period.  No Option may be exercised before the date which is six months after the later of (i) the date on which the Plan is approved by the shareholders of the Company, or (ii) the date on which such Option was awarded.

(h)

Additional Restrictions Relating to Incentive Stock Options.  To the extent that the aggregate Fair Market Value (determined as of the time the Option is awarded) of the Shares for which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan or any other plan of the Company or a Subsidiary) exceeds $100,000 (or such other individual limit as may be in effect with regard to incentive stock options under the Code on the date of award), such Options shall not be Incentive Stock Options.  No Incentive Stock Option shall be awarded to a Director or to an Optionee who, at the time such Option is awarded, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary within the meaning of Code Section 422(b)(6) unless (i) at the time the Option is awarded, the Option Price is at least 110% of the Fair Market Value of the Shares subject to the Option, and (ii) such Option by its terms is not exercisable after the expiration of five years from the date such Option is awarded.

(i)

Limitation on Option Awards.  No Optionee may be awarded Options under the Plan in any calendar year with respect to more than 500,000 Shares.

(j)

Forfeiture and Return of Common Stock.  Notwithstanding anything herein to the contrary, in the event a Performance Goal was determined by the Committee to be satisfied but such Performance Goal is later determined by the Committee in its sole discretion to be based on statements of earnings, revenues, gains, or other criteria that are materially inaccurate, all Option Grants upon which vesting was based upon the Performance Goal in question shall be forfeited and any Common Stock issued with respect to such Option Grant shall be returned to the Company by all Grantees for whom the Performance Goal was a vesting requirement.

Section 6.5

Termination or Lapse of Options.  Each Option shall terminate or lapse upon the first to occur of (a) the expiration date set forth in the applicable Option Agreement, (b) the date on which the Option is deemed to be forfeited or terminated under the terms of the Plan or the Option Agreement, (c) the applicable date set forth in Section 6.4(b), or (d) the date which is the day next following the last day such Option could be exercised under Section 6.4(f).

Section 6.6

Notification of Disqualifying Disposition.  If any Grantee shall make any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within 10 days thereof.

ARTICLE 7 - EXERCISE AND PAYMENT OF OPTION PRICE

Section 7.1

Exercise of Options.  Each Option shall be exercised as to all or a portion of the Shares subject to the Option by written notice to the Company setting forth the exact number of Shares as to which the Option is being exercised and including with such notice payment of the Option Price (plus the minimum required tax withholding).  The date of exercise shall be the date such written notice and payment have been delivered (in cash or in such other manner as provided in Section 7.2) to the Secretary of the Company either in person or by depositing said notice and payment in the United States mail, postage pre-paid and addressed to such officer at the Company’s principal office.

Section 7.2

Payment for Shares.  Payment of the Option Price (plus the Minimum Statutory Tax Withholding Obligation) attributable to the exercise of an Option or any portion thereof may be made (a) by tendering cash (in the form of a check or otherwise) in such amount, (b) with the consent of the Committee, by tendering, by either actual delivery of Shares owned by the Optionee or by attestation, Shares with a Fair Market Value on the date of exercise equal to such amount, (c) with the consent of the Committee, by instructing the Committee to withhold a number of Shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Option, (d) by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the sale or loan proceeds equal to such amount, or (e) any combination of (a), (b), (c), and (d); provided, however, that any Shares delivered in payment of the Option Price pursuant to clause (b) shall have been purchased on the open market and held by the Optionee for at least six months at the time of exercise of the Option.

Section 7.3

Issuance of Shares.  No certificates representing Shares shall be issued until full payment therefor has been made.  An Optionee shall have all of the rights of a shareholder of the Company holding the Common Stock that is subject to such Option (including, if applicable, the right to vote the Shares and the right to receive dividends) when the Optionee has given written notice of exercise, has paid in full for such Shares, has, if requested, given the representation described in Section 18.1, and a certificate representing the Shares have been issued by the registrar and transfer agent for the Common Stock.

ARTICLE 8 - RESTRICTED STOCK AWARDS

Section 8.1

Awards by Committee.  Restricted Stock shall be awarded to such eligible individuals, as determined by the provisions of Section 5.1, as the Committee may, from time to time and at any time, select.  Membership of an employee or a prospective employee in a class of management, administrative, or professional employees or election as a Director shall not, without specific Committee action, entitle such person to receive an award of Restricted Stock.

Section 8.2

Grant Agreement.  Each award of Restricted Stock shall be evidenced by a Grant Agreement, the terms of which may differ from other Grant Agreements.  Each Grant Agreement shall be signed on behalf of the Company and the Grantee, and shall set forth with respect to the Restricted Stock awarded therein, the name of the Grantee, the date awarded, the number of Shares subject to the Grant Agreement, and such other terms and conditions of vesting consistent with the Plan as determined by the Committee.  Each Grant Agreement shall be entered into subject to, and shall incorporate by reference, all terms, conditions, and limitations set forth in the Plan.  For purposes of Section 8.3(e), Shares which are the subject of an award of Restricted Stock shall remain subject to the Grant Agreement which evidenced such award until the Vesting Period shall have been completed with respect to such Shares.

Section 8.3

Terms and Conditions of Grants of Restricted Stock.  In addition to any other terms, conditions, and limitations specified in the Plan, each award of Restricted Stock hereunder shall, as to each Grantee, satisfy the following requirements:

(a)

Date of Award.  Restricted Stock must be awarded on or before June 1, 2020.

(b)

Vesting and Other Terms and Conditions.  The Committee may at the time of award impose such terms and conditions on the vesting of the Restricted Stock subject to an award as it deems necessary or desirable for such award (i) to fulfill the purpose of this Plan, including the requirement that settlement of a Grant be conditioned upon achievement of Performance Goals or the continued service of the Grantee either before or after, as applicable, the achievement of Performance Goals, and (ii) to be exempt under Section 16(b)

of the Exchange Act, and the regulations promulgated thereunder, or (iii) to qualify as a Qualified Performance-Based Grant.  Notwithstanding anything herein to the contrary, in no event may any Restricted Stock awarded to a non-Employee Director vest prior to the third anniversary of the date it was awarded.

(c)

Records of Restricted Stock.  Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates.  Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of the Grantee and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Wausau Paper Corp. 2010 Stock Incentive Plan and a Restricted Stock Agreement.  Copies of such Plan and Agreement are on file with the Secretary of the Corporation.”

The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any award of Restricted Stock, the Grantee shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such award.

(d)

Limitations on Transferability.  Subject to the provisions of the Plan and the Restricted Stock Agreement, during the period which commences with the date of an award, and which ends on the expiration of the Vesting Period, the Grantee shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.

(e)

Forfeiture or Vesting Upon the Occurrence of Certain Events.  Except to the extent otherwise provided in the applicable Grant Agreement, upon a Grantee’s Termination of Service for any reason during the Vesting Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Grantee; provided, however, that (i) all Restricted Stock shall become fully vested upon the death, Disability, or Retirement of the Grantee, if such Grant was not intended to be a Qualified Performance-Based Grant, (ii) all Restricted Stock shall become fully vested upon the death or Disability of the Grantee, if such Grant were intended to be a Qualified Performance Based Grant, and (iii) that all Shares subject to a Grant Agreement shall be forfeited if the Grantee incurs a Termination of Employment for Cause.

(f)

Limitation on Grants.  No Qualified Performance-Based Grant in excess of 100,000 shares of Restricted Stock shall be awarded to any Grantee in any calendar year.

(g)

Distribution of Dividends.  Notwithstanding any other provision of this Plan, dividends which are deferred and held or reinvested as determined by the Committee pursuant to the provision of this Section 8.3 shall be distributed promptly upon, and in no event later than the 15th day of the third month following, the vesting of the underlying Restricted Stock to which such dividends are attributable.

(h)

Forfeiture and Repayment/Return of Restricted Stock Awards.  Notwithstanding anything herein to the contrary, in the event a Performance Goal was determined by the Committee to be satisfied but such Performance Goal is later determined by the Committee in its sole discretion to be based on statements of earnings, revenues, gains, or other criteria that are materially inaccurate, all Restricted Stock Grants upon which vesting was based upon the Performance Goal in question shall be forfeited and any Common Stock issued with respect to such Restricted Stock Grant shall be returned to the Company by all Grantees for whom the Performance Goal was a vesting requirement.

Section 8.4

Rights of Shareholder.  Except as provided in Section 8.3, this Section 8.4, and the Grant Agreement, a Grantee shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company holding the Common Stock that is the subject of a Grant Agreement, including the right to vote the Shares and the right to receive any cash dividends.  If so determined by the Committee, (a) cash dividends on the Common Stock that is the subject of the Grant Agreement shall be automatically deferred and held, without interest, subject to the vesting of the underlying Restricted Stock, (b) cash dividends on the Common Stock that is the subject of the Grant Agreement shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting performance goals or vesting applicable only to dividends, or (c) dividends payable in Common Stock shall be paid in the form of Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends; provided, however, that reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall occur only if sufficient Shares are then available under Article 3 after taking into account all then outstanding Grants.

Section 8.5

Issuance of Shares.  No certificates representing unrestricted Shares shall be issued to a Grantee nor will the restrictions imposed pursuant to this Article 8 lapse until adequate provision for the payment of the Grantee’s Minimum Statutory Tax Withholding Obligation has been made by such Grantee or until the adjustment in the number of Shares provided for in Section 13.1 has been made.  If and when the Vesting Period expires without a prior forfeiture of the Restricted Stock, subject to the satisfaction of the Grantee’s obligations under the Restricted Stock Agreement, certificates without the restrictive legend provided for in Section 8.3(c) shall be delivered to the Grantee upon surrender of the certificates issued as of the date of the award and bearing the legend provided for by Section 8.3(c).

Section 8.6

Waiver of Code Section 83(b) Election.  Unless otherwise provided by the Committee, as a condition of receiving a Grant of Restricted Stock, a Grantee shall waive the right to make an election under Code Section 83(b) to report the value of the Grant as income on the Date of Grant.

ARTICLE 9 - PERFORMANCE UNITS AWARDS

Section 9.1

Awards by Committee.  Performance Units shall be awarded to such eligible individuals, as determined by the provisions of Section 5.1, as the Committee may, from time to time, select.  Membership of an employee or a prospective employee in a class of management, administrative, or professional employees or election as a Director shall not, without specific Committee action, entitle such person to receive an award of Performance Units.

Section 9.2

Grant Agreement.  Each award of Performance Units shall be evidenced by a Grant Agreement, the terms of which may differ from other Grant Agreements.  Each Grant Agreement shall be signed on behalf of the Company and the Grantee, and shall set forth with respect to the Performance Units awarded therein, the name of the Grantee, the date awarded, the number of Performance Units, the Performance Goals, and such other terms and conditions consistent with the Plan as determined by the Committee.  Each Grant Agreement shall be entered into subject to, and shall incorporate by reference, all terms, conditions, and limitations set forth in the Plan.

Section 9.3

Terms and Conditions of Grants of Performance Units.  In addition to any other terms, conditions, and limitations specified in the Plan, each award of Performance Units hereunder shall, as to each Grantee, satisfy the following requirements:

(a)

Date of Award.  Performance Units must be awarded on or before June 1, 2020.

(b)

Vesting and Other Terms and Conditions.  The Committee may at the time of award impose such terms and conditions on the vesting of the Performance Units subject to an award as it deems necessary or desirable for such award (i) to fulfill the purpose of this Plan, including the requirement that settlement of a Grant be conditioned upon achievement of Performance Goals or the continued service of the Grantee either before or after, as applicable, the achievement of Performance Goals, (ii) to be exempt under Section 16(b) of the Exchange Act, and the regulations promulgated thereunder, or (iii) to qualify as Qualified Performance-Based Grants.  Notwithstanding anything herein to the contrary, in no event may any Performance Unit awarded to a non-Employee Director vest prior to the third anniversary of the date it was awarded.

(c)

Limitations on Transferability.  Subject to the provisions of the Plan and the Grant Agreement, during the period which commences with the date of an award, and which ends on the expiration of the Vesting Period, the Grantee shall not be permitted to sell, assign, transfer, pledge or otherwise encumber the Performance Units subject to such agreement.

(d)

Forfeiture or Vesting Upon the Occurrence of Certain Events.  Except to the extent otherwise provided in the applicable Grant Agreement, upon a Grantee’s Termination of Service for any reason during the Vesting Period, all Performance Units not yet vested shall be forfeited by the Grantee; provided, however, that (i) all Performance Units shall become fully vested upon the death, Disability, or Retirement of the Grantee, if such Grant was not intended to be a Qualified Performance-Based Grant, (ii) all such

Performance Units shall become fully vested upon the death or Disability of the Grantee, if such Grant was intended to be a Qualified Performance-Based Grant, and (iii) that all Performance Units shall be forfeited if the Grantee incurs a Termination of Employment for Cause.

(e)

Limitation on Grants.  No Qualified Performance-Based Grant in excess of 100,000 Performance Units (each such Unit attributable to one share of Common Stock) shall be awarded to any Grantee in any calendar year.

(f)

Forfeiture and Repayment/Return of Performance Units.  Notwithstanding anything herein to the contrary, in the event a Performance Goal was determined by the Committee to be satisfied but such Performance Goal is later determined by the Committee in its sole discretion to be based on statements of earnings, revenues, gains, or other criteria that are materially inaccurate, all Performance Unit Grants upon which vesting was based upon the Performance Goal in question shall be forfeited and any Common Stock issued or cash paid with respect to such Performance Unit Grants shall be returned to the Company by all Grantees for whom the Performance Goal was a vesting requirement.

Section 9.4

Settlement of Grants.  In addition to any other terms and conditions of a Grant which may be provided for under the Plan, the Committee shall, at the end of each applicable Vesting Period, determine the number of Performance Units which have become vested upon satisfaction of the applicable Performance Goals, conditions of continued employment, or other conditions, and shall then provide that such Performance Units shall be settled by delivery of (i) shares of Common Stock equal to the number of Performance Units vested, (ii) cash equal to the Fair Market Value of such number of shares of Common Stock attributable to the number of Performance Units vested, or (iii) any combination thereof as the Committee deems appropriate (“Delivery”).  Delivery shall be made to the Grantee promptly upon, and in no event later than the 15th day of the third month following, the date on which all conditions to the vesting of such Performance Units have been satisfied.

Section 9.5

Issuance of Shares.  No certificates representing unrestricted Shares shall be issued to a Grantee until adequate provision for the payment of the Grantee’s income tax withholding has been made by such Grantee or until the adjustment in the number of Shares provided for in Section 13.1 has been made.  If and when the Vesting Period expires without a prior forfeiture of the Performance Units, subject to the satisfaction of the Grantee’s obligations under the Performance Unit Agreement, certificates representing Shares to be delivered pursuant to Section 9.4 shall be delivered to the Grantee.

ARTICLE 10 - DIVIDEND EQUIVALENT PAYMENTS

Section 10.1

Dividend Equivalent Payments.  The Committee may award Dividend Equivalents with respect to some or all of the shares of Common Stock covered by Performance Units in an amount equal to, and commensurate with, dividends declared by the Board and paid on Common Stock.  Dividend Equivalents payable on Performance Units may be paid in cash, Restricted Stock, Performance Units, or in Common Stock at the discretion of the Committee.  The Committee may award Dividend Equivalents with respect to any Performance Unit for all or any portion of its term and may condition such award on the satisfaction of Performance Goals.  Distribution of Dividend Equivalents attributable to a Grant of Performance Units shall be made coincident with Delivery of the Performance Units pursuant to Section 9.4.

ARTICLE 11 - OTHER STOCK-BASED GRANTS

Section 11.1

Authority to Grant Other Stock-Based Grants.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant other types of equity-based or equity-related Grants not otherwise described by the terms and provisions of the Plan (including the grant or offer for sale of unrestricted Shares) under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.   Such Grants may involve the transfer of actual Shares to Grantees, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Grants designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

Section 11.2

Value of Other Stock-Based Grant.  Each Other Stock-Based Grant shall be expressed in terms of Shares or units based on Shares, as determined by the Committee.

Section 11.3

Payment of Other Stock-Based Grant.  Payment, if any, with respect to an Other Stock-Based Grant shall be made in accordance with the terms of the Grant, in cash or Shares as the Committee determines.

Section 11.4

Termination of Service.  The Committee shall determine the extent to which a Grantee’s rights with respect to Other Stock-Based Grants shall be affected by the Grantee’s Termination of Service.  Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Other Stock-Based Grants issued pursuant to the Plan.  Notwithstanding anything herein to the contrary, in no event may any Other Stock-Based Grant awarded to a non-Employee Director vest prior to the third anniversary of the date it was awarded.

Section 11.5

Time of Payment of Other Stock-Based Grant.  A Grantee’s payment under an Other Stock-Based Grant shall be made at such time as is specified in the applicable Grant Agreement.  If a payment under the Grant Agreement is subject to Code Section 409A, the Grant Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half months after the end of the calendar year in which the Other Stock-Based Grant payment is no longer subject to a substantial risk of forfeiture for purposes of Code Section 409A or (b) at a time that is permitted under Code Section 409A.

ARTICLE 12 - SUBSTITUTION GRANTS

Section 12.1

Authority to Grant Substitution Grants.  Awards may be granted under the Plan from time to time in substitution for options and other grants or awards held by employees of other entities who are about to become Employees, or whose employer is about to become a Subsidiary as the result of the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least fifty percent (50%) of the issued and outstanding stock of another corporation.  The terms and conditions of the substitute Grants so awarded may vary from the terms and conditions set forth in the Plan to such extent as the Committee at the time of Grant may deem appropriate to conform, in whole or in part, to the provisions of the grant or award in substitution for which they are granted.  If Shares are issued under the Plan with respect to a Grant granted under this Article such Shares will not count against the aggregate number of Shares with respect to which Grants may be made under the Plan.

ARTICLE 13 - TAX WITHHOLDING

Section 13.1

Tax Withholding.  The delivery of Shares to a Grantee or any other person under the Plan is subject to the Minimum Statutory Tax Withholding Obligation, and the Committee may condition the delivery of any Shares or other benefits on satisfaction of the Minimum Statutory Tax Withholding Obligation.  The Company may withhold from the settlement of any award of Performance Units in cash the Minimum Statutory Tax Withholding Obligation.  Otherwise, the Grantee must satisfy the Minimum Statutory Tax Withholding Obligation by delivering to the Company at the time of the exercise of an Option or the lapse or satisfaction of any condition to vesting of Performance Units or Restricted Stock, as the case may be, such amount of money, with the consent of the Committee, Shares having a Fair Market Value equal to the amount determined by the Company as required to meet its Minimum Statutory Tax Withholding Obligation, or, with the consent of the Committee, may direct the Company to withhold from any certificate for Shares then or thereafter issuable to the Grantee, that number of Shares having a Fair Market Value equal to any Minimum Statutory Tax Withholding Obligation by reason of such exercise or vesting.

ARTICLE 14 - CHANGE IN CONTROL

Section 14.1

Adjustment of Awards in the Event of a Change in Control,

(a)

Options.  All Options outstanding on the date on which such Change in Control has occurred (the “Change in Control Date”) shall, to the extent not then exercisable or vested, immediately become exercisable in full on the Change in Control Date.

(b)

Restricted Stock and Performance Units.  Any conditions to vesting of Restricted Stock and Performance Units shall be deemed to have been satisfied and such Restricted Stock and Performance Units shall become free of all restrictions to the full extent of the original Grant.

(c)

Dividend Equivalents.  All Dividend Equivalents shall be considered to be earned and payable in full, any deferral or other restriction shall lapse, and such Dividend Equivalents shall be settled in cash not later than the 5th business day following the Change in Control Date.

(d)

Committee Election.  Notwithstanding any other provision of the Plan, the Committee may elect, in anticipation of, or subsequent to, a Change in Control, to cancel any Options outstanding on the Change in Control Date and to make, in respect of each canceled Option, a lump sum cash payment in an amount equal to the product of (i) the number of Shares then subject to the cancelled Option multiplied by (ii) the excess, if any, of (A) the greater of (1) the Change in Control Price, (2) the highest Fair Market Value of a Share on any day in the 60-day period ending on the Change in Control Date, and (3) the highest Fair Market Value of a Share on any day during the period which begins on the Change in Control Date and ends on the date of the Committee’s election, over (B) the Option Price of such Option.  Any election by the Committee in anticipation of a Change in Control shall be effective only if a Change in Control occurs within 60 days of such election.  Any payment elected by the Committee to be made pursuant to this Section 14.1(d) shall be paid to the Optionee not later than the 5th business day following the effective date of the Committee’s election.  For purposes of this Section 14.1(d), the “Change in Control Price” shall mean, if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction (as defined in Section 14.2(c)), the highest price per Share paid in such tender or exchange offer or Corporate Transaction, and, to the extent that the consideration paid in any such transaction consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Committee.

Section 14.2

Definition of “Change in Control”.  Subject to Section 14.3, for purposes of the Plan, a “Change in Control” means the happening of any of the following events:

The acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Corporation (the “Outstanding Corporation Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); excluding, however, the following: (A) any acquisition directly from the Corporation other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any entity controlled by the Corporation, (D) any acquisition pursuant to a transaction which complies with clauses (i), (ii), and (iii) of paragraph (c) of this Section 14.2, or (E) any increase in the proportionate number of shares of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities beneficially owned by a Person to 20% or more of the shares of either of such classes of stock if such increase was solely the result of the acquisition of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities by the Corporation; provided, however, that this clause (E) shall not apply to any acquisition of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities not described in clauses (A), (B), (C), or (D) of this paragraph (a) by the Person acquiring such shares which occurs after such Person had become the beneficial owner of 20% or more of either the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities by reason of share purchases by the Corporation; or

A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of the Plan, that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be deemed to be and shall be considered as though such individual were a member of the Incumbent Board, but provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so deemed or considered as a member of the Incumbent Board; or

Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of the assets or securities of any other entity (a “Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) (the “Resulting Corporation”) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (other than the Corporation, any employee benefit plan (or related trust) of the Corporation, or such Resulting Corporation) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the Resulting Corporation or the combined voting power of the then outstanding voting securities of such Resulting Corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Corporation prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the Resulting Corporation; or

The approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

For purposes of this Section 14.2, the terms “Affiliate” and “Associate” shall have the meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Plan.

Section 14.3

Special Definition of Change in Control.  Notwithstanding the foregoing or any provision of this Plan to the contrary, if a Grant is subject to Code Section 409A (and not excepted therefrom) and a Change in Control is a distribution event for purposes of a Grant, the definition of Change in Control in Section 14.2 shall be interpreted, administered and construed in manner necessary to ensure that the occurrence of any such event shall result in a Change in Control only if such event qualifies as a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation, as applicable, within the meaning of Treasury Regulation §1.409A-3(i)(5) or any successor provision.

ARTICLE 15 - DELIVERY OF CERTIFICATES

Section 15.1

Delivery of Certificates.  Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to fulfillment of all of the following conditions:

(a)

Listing or approval for listing upon notice of issuance of such Shares on the exchange or over-the-counter market as may at the time be the principal market for the Common Stock;

(b)

Any registration or other qualification of the Shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

(c)

Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

ARTICLE 16 - AMENDMENT AND TERMINATION OF PLAN

Section 16.1

Amendment of Plan.  The Committee may amend the Plan from time to time and at any time; provided, however, that (a) except as specifically provide herein, no amendment shall, in the absence of written consent to the change by the affected Grantee, adversely affect such Grantee’s rights under any Grant which has been awarded prior to the amendment except to the extent such amendment is, in the sole opinion of the Committee, required to comply with any stock exchange rules, accounting rules, or laws applicable to the Company or the Plan, (b) no amendment with respect to the maximum number of Shares which may be issued pursuant to Grants under the Plan or to any individual in any calendar year made be made unless approved by a majority of the Shares entitled to vote at a meeting of the shareholders if such amendment would, in the absence of such approval and in the sole opinion of the Committee, have an adverse effect on the Company under applicable tax or securities laws or accounting rules, and (c) no amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by applicable law or stock exchange rules.  Notwithstanding anything herein to the contrary, the Committee may also make any amendments or modifications to this Plan and/or outstanding Grants in order to conform the provisions of the Plan or such Grants with Code Section 409A regardless of whether such modification, amendment, or termination of the Plan shall adversely affect the rights of a Grantee under the Plan or a Grant Agreement.

Section 16.2

Termination of Plan.  The Plan shall terminate on the first to occur of (a) June 1, 2020 or (b) the date specified by the Committee as the effective date of Plan termination; provided, however, that the termination of the Plan shall not limit or otherwise affect any Grants outstanding on the date of termination.

ARTICLE 17 - SHAREHOLDER APPROVAL

Section 17.1

Effective Date.  Notwithstanding any provision of this Plan to the contrary, the Plan shall not be effective, and any Grants awarded under the Plan shall be null and void, unless the adoption of the Plan is approved at an annual or special meeting of the Company’s shareholders held within one year prior to or following the Effective Date by a majority of the shares entitled to vote at such meeting.

ARTICLE 18 - INVESTMENT INTENT; AVAILABILITY OF INFORMATION

Section 18.1

Investment Intent.  The Committee may require each Grantee or other person purchasing or receiving Shares pursuant to the exercise of an Option or the Grant of Performance Units or Restricted Stock, to represent to and acknowledge that the Shares, if not registered by the Company under the Securities Act of 1933 (the “1933 Act”), may not be freely transferable by the holder after exercise of the Option or receipt of a Grant, that by acceptance of an Option, Shares, Performance Units, Dividend Equivalents, Restricted Stock, or Other Stock-Based Grant, that such Grantee or other person understands that the application of the 1933 Act may restrict the transfer of such Shares, and that Shares which are unregistered under the 1933 Act will be acquired for the account of the Grantee or other person for investment only and not with a view to offer for sale or for sale in connection with the distribution or transfer thereof.  Certificates issued by the Company and representing Shares acquired pursuant to the exercise of an Option or Grant of Performance Units, Dividend Equivalents, Restricted Stock, or Other Stock-Based Grant may include any legend or legends which the Company deems appropriate to reflect any restrictions imposed under the 1933 Act.

Section 18.2

Availability of Information – Registered Shares.  If the Shares subject to a Grant have been registered pursuant to the 1933 Act, the Company shall provide the Grantee with such information as may be required under the applicable registration form on which such Shares were registered.

Section 18.3

Availability of Information - Unregistered Shares.  If the Shares subject to a Grant are not registered or to be registered under the 1933 Act, the Company shall furnish each Grantee with (a) a copy of the Plan and the Company’s most recent annual report to its shareholders at the time the Grant Agreement is delivered to the Grantee and (b) a copy of each subsequent annual report and proxy statement, on or about the same date as such report shall be made available to shareholders of the Company.  Whether or not the shares are, or are to be, registered under the 1933 Act, the Company will furnish, upon written request addressed to the Secretary of the Company, but at no charge to the Grantee or any duly authorized representative of the Grantee, a copy of the Plan and copies of all reports filed by the Company with the Securities and Exchange Commission, including, but not limited to, the Company’s annual reports on Form 10-K, its quarterly reports on Form 10-Q, its current reports on Form 8-K, and its proxy statements.  Notwithstanding the foregoing provisions of this Article 18, the Company shall not be required to furnish any such report or statement if a copy of such report is otherwise provided to the Grantee in connection with another plan maintained by the Company or such Grantee’s status as a shareholder of the Company.

Section 18.4

Electronic Delivery.  By executing the Grant Agreement, the Grantee hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Grantee pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, and the Options, Shares,

Performance Units, Dividend Equivalents, Restricted Stock, or Other Stock-Based Grants via Company web site or other electronic delivery.

ARTICLE 19 - LIMITATION OF RIGHTS

Section 19.1

Conditions of Service.  Neither the Plan nor any Grant Agreement shall constitute a contract of employment and participation in or eligibility for participation in the Plan shall not confer upon any employee the right to be continued as an employee of the Company or any present or future Subsidiary or as a Director.  The Company and each Subsidiary hereby expressly reserve the right to terminate the employment of any employee, with or without cause, as if the Plan and any Grants awarded pursuant to it were not in effect.

Section 19.2

Company Assets.  Neither the Grantee nor any other person shall, by reason of receiving a Grant, acquire any right, title, or interest in any assets of the Company or any Subsidiary by reason of such Grant or the Plan.  To the extent the Grantee or any other person shall acquire a right to receive payments from the Company pursuant to a Grant or the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.  The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

ARTICLE 20 - MISCELLANEOUS

Section 20.1

Compliance with Applicable Laws.  Notwithstanding any provision of this Plan to the contrary, if at any time the Company shall be advised by its counsel that the exercise of any Option or the delivery of Shares upon the exercise of an Option or Grant of Performance Units, Dividend Equivalents, Restricted Stock, or Other Stock-Based Grant is required to be approved, listed, registered, or qualified under any securities law, that certain actions must be taken under the rules of any stock exchange or over-the-counter market, that such exercise or delivery must be accompanied or preceded by a prospectus or similar circular meeting the requirements of any applicable law, or that some other action is required to be taken by the Company in compliance with applicable law, the Company will use reasonable efforts to take all actions required within a reasonable time, but exercise of the Options or delivery by the Company of certificates for Shares may be deferred until the Company shall be in compliance with all such requirements.

Section 20.2

Governing Law.  The Plan, each Grant awarded hereunder and the related Grant Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the internal laws of the State of Wisconsin and construed in accordance therewith without giving effect to the principles of conflicts of laws applied by any state.

Section 20.3

Construction.  Except when otherwise indicated by the context, any masculine terminology herein shall also include feminine, and the definition of any term herein in singular shall also include the plural.

Section 20.4

Titles.  Article and section titles are included for reference purposes only and in the event of a conflict between a title and its respective text the text shall control.

PROXY

PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING

TO BE HELD APRIL 22, 2010

WAUSAU PAPER CORP.

The undersigned hereby appoint(s) San W. Orr, Jr. and Thomas J. Howatt, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of common stock of Wausau Paper Corp. that the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 22, 2010 and at any adjournment thereof (the “Annual Meeting”).  The proxies have the authority to vote such stock as directed herein with respect to the proposal set forth in the Proxy Statement with the same effect as though the undersigned were present in person and voting such shares.  For participants in the Dividend Reinvestment and Stock Purchase Plan, Common Stock Purchase Plan, and the Corporation’s 401(k) plan, the proxy also serves as voting instructions to the plan administrator or trustee, as applicable, of such plans to vote the shares of common stock beneficially owned by the participants in each plan.  The undersigned hereby revokes all proxies heretofore given to vote at the Annual Meeting and any adjournment thereof.

Please indicate how your stock is to be voted.  If no specific voting instructions are given, the shares represented by this proxy will be voted as recommended by the Board of Directors.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 22, 2010:  The Proxy Statement and 2009 Annual Report to Shareholders are available for viewing, printing, and downloading at wausaupaper.com.

(Continued and to be marked, dated, and signed on reverse side.)

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		PROXY – WAUSAU PAPER CORP.				Please mark your	x
votes like this

This proxy will be voted as directed, but if no direction is indicated, it will be voted FOR each of the director nominees,
FOR approval of the 2010 Stock Incentive Plan, and FOR ratification of the appointment of Deloitte & Touche LLP.

1. ELECTION OF CLASS II DIRECTORS:			WITHHOLD	3. RATIFY THE APPOINTMENT OF DELOITTE &
		FOR	AUTHORITY	TOUCHE LLP AS THE COMPANY’S INDEPENDENT
(To withhold authority to vote for any individual nominee,				AUDITOR FOR THE 2010 FISCAL YEAR.
strike a line through that nominee’s name in the list below)				FOR	AGAINST	ABSTAIN

ANDREW N. BAUR
DENNIS J. KUESTER

2. APPROVE THE 2010 STOCK INCENTIVE PLAN.				4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED
FOR	AGAINST	ABSTAIN		TO VOTE UPON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE ANNUAL MEETING.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature__________________________ Signature__________________________ Date________________, 2010

Note:  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee, or guardian, please give full title.

If a corporation, partnership, LLC, or other entity, please sign in full name of entity by authorized individual and give title.

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